Oppenheimer Special Value Fund
(formerly Oppenheimer Mid Cap Value Fund)

6803 South Tucson Way, Englewood, Colorado 80112
1.800.525.7048

Statement of Additional Information dated April 2, 2001 revised
August 15, 2001

      This  Statement of  Additional  Information  is not a  Prospectus.  This
document  contains  additional  information  about  the Fund  and  supplements information in the Prospectus  dated April 2, 2001. It should be read together with the  Prospectus.  You can obtain the  Prospectus by writing to the Fund's
Transfer Agent,  OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                                        Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.. 2

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

      The  investment  objective,  the principal  investment  policies and the main risks of the Fund are  described  in the  Prospectus.  This  Statement of
Additional Information contains supplemental  information about those policies and risks and the types of  securities  that the  Fund's  investment  Manager,
OppenheimerFunds,  Inc.,  can select for the Fund.  Additional  information is also  provided  about the  strategies  that the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting  portfolio securities  will vary over time.  The Fund is not  required  to use all of the investment  techniques and strategies  described below at all times in seeking its goal. It may use some of the special investment  techniques and strategies at some times or not at all.

      |X| Value  Investing.  In selecting  equity  investments  for the Fund's portfolio,  the portfolio  managers use a value  investing  style coupled with fundamental  analysis  of  issuers.  The  managers  look for  stocks and other equity  securities that appear to be temporarily  undervalued or out of favor.
Value  investing  seeks stocks having prices that are low in relation to their real  worth or  future  prospects,  with the  expectation  that the Fund  will realize  appreciation  in the  value  of its  holdings  when  other  investors realize the intrinsic value of the stock.

      |X| Investments in Equity  Securities.  The Fund focuses its investments in equity  securities  of mid-cap  companies  that the  Manager  believes  are undervalued.  Equity  securities  include  common  stocks,  preferred  stocks, rights and warrants,  and securities convertible into common stock. The Fund's investments  will  primarily  include  stocks  of  companies  having  a market capitalization  between $2 billion and $11.5  billion,  generally  measured at the time of the Fund's investment.  However,  the Fund is not required to sell securities of an issuer it holds if the issuer's  capitalization exceeds $11.5 billion.

      The Fund can also  invest a  portion  of its  assets  in  securities  of issuers having a market  capitalization  less than $2 billion and greater than
$11.5 billion.

      Current income is not a criterion used to select  portfolio  securities.
However,  certain debt securities may be selected for the Fund's portfolio for defensive  purposes  (including debt securities that the Manager  believes may offer some opportunities for capital appreciation when stocks are disfavored).

      In  general,  securities  of mid-cap  issuers  may be subject to greater
price   volatility  in  general  than   securities  of  large-cap   companies.
Therefore,   to  the  degree   that  the  Fund  has   investments   in  medium
capitalization  companies  at times of market  volatility,  the  Fund's  share price may fluctuate more than funds holding large cap securities.

            |_|  Over-the-Counter  Securities.  Mid-cap  companies  may  offer greater  opportunities for capital appreciation than securities of large, more established companies.  However,  securities of mid-cap companies also involve greater  risks  than  securities  of larger  companies.  Securities  of medium
capitalization   issuers  may  trade  on   securities   exchanges  or  in  the
over-the-counter  market. The over-the-counter  markets,  both in the U.S. and abroad,  may have  less  liquidity  than  securities  exchanges.  That lack of liquidity  can  affect  the price the Fund is able to obtain  when it wants to sell a  security,  because  if there are fewer  buyers  and less  demand for a particular  security,  the Fund might not be able to sell it at an  acceptable price or might have to reduce the price in order to dispose of the security.

      In the U.S., the principal  over-the-counter  market is the NASDAQ Stock
Market,  Inc.,  which is regulated by the National  Association  of Securities
Dealers,  Inc.  It  consists  of an  electronic  quotation  system for certain securities, and a security must have at least two market makers to be included in NASDAQ. Other over-the-counter  markets exist in the U.S., as well as  those  abroad,  wherever  a  dealer  is  willing  to  make a  market  in a particular security.

            |_|  Convertible  Securities.   Convertible  securities  are  debt
securities  that are convertible  into an issuer's  common stock.  Convertible securities  rank senior to common stock in a corporation's  capital  structure and  therefore  are  subject  to less  risk than  common  stock in case of the issuer's bankruptcy or liquidation.

            The  value  of  a  convertible  security  is  a  function  of  its
"investment  value"  and  its  "conversion  value."  If the  investment  value exceeds  the  conversion  value,  the  security  will  behave more like a debt security,  and the security's  price will likely  increase when interest rates fall and decrease when interest  rates rise. If the  conversion  value exceeds the investment  value,  the security will behave more like an equity security:
it will  likely sell at a premium  over its  conversion  value,  and its price will tend to fluctuate directly with the price of the underlying security.

            While convertible  securities are a form of debt security, in many cases their conversion  feature (allowing  conversion into equity  securities)
causes  them to be regarded  more as "equity  equivalents."  As a result,  the rating  assigned to the security has less impact on the  Manager's  investment
decision  with  respect  to  convertible   securities  than  in  the  case  of
non-convertible  fixed income  securities.  To determine  whether  convertible securities  should be regarded as "equity  equivalents,"  the Manager examines the following factors:

(1)   whether, at the option of the investor,  the convertible security can be exchanged  for a fixed  number of shares of common stock of the issuer,
(2)   whether  the  issuer of the  convertible  securities  has  restated  its earnings  per share of common  stock on a fully  diluted  basis
               (considering  the  effect  of  conversion  of  the  convertible securities), and
(3)   the extent to which the convertible  security may be a defensive "equity substitute,"  providing  the  ability  to  participate  in  any appreciation in the price of the issuer's common stock.

            |_| Preferred Stock.  Preferred stock,  unlike common stock, has a stated dividend rate payable from the corporation's earnings.  Preferred stock
dividends  may  be  cumulative  or   non-cumulative.   "Cumulative"   dividend
provisions  require  all or a portion  of prior  unpaid  dividends  to be paid before  dividends can be paid on the issuer's  common stock.  Preferred  stock may be  "participating"  stock,  which  means  that  it may be  entitled  to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise,  the fixed  dividend on preferred  stocks may be less attractive,  causing the price of preferred stocks to decline.  Preferred stock  may have  mandatory  sinking  fund  provisions,  as well as  provisions allowing  calls  or  redemptions  prior to  maturity,  which  can also  have a negative  impact  on prices  when  interest  rates  decline.  Preferred  stock generally  has a  preference  over  common  stock  on  the  distribution  of a corporation's  assets  in the event of  liquidation  of the  corporation.  The rights of preferred stock on  distribution  of a  corporation's  assets in the event of a liquidation  are  generally  subordinate  to the rights  associated with a corporation's debt securities.

      |_| Credit  Risk.  Convertible  securities  are subject to credit  risk.
Credit risk  relates to the  ability of the issuer of a debt to make  interest or principal  payments on the security as they become due. If the issuer fails to pay  interest,  the Fund's income may be reduced and if the issuer fails to repay  principal,  the  value of that  bond and of the  Fund's  shares  may be reduced.  The Manager may rely to some extent on credit  ratings by nationally recognized  ratings  agencies  in  evaluating  the credit  risk of  securities selected  for the  Fund's  portfolio.  It may  also use its own  research  and analysis.  Many factors  affect an issuer's  ability to make timely  payments, and the credit risks of a particular  security may change over time.  The Fund
may  invest  in   higher-yielding   lower-grade   debt  securities  (that  is,
securities  below  investment  grade),  which have  special  risks.  Those are securities  rated  below the four  highest  rating  categories  of  Standard &
Poor's  Rating  Service or Moody's  Investors  Service,  Inc.,  or  equivalent ratings of other  rating  agencies  or ratings  assigned  to a security by the
Manager.

      |_|  Special  Risks  of  Lower-Grade   Securities.   "Lower-grade"  debt
securities  are those rated below  "investment  grade" which means they have a rating  lower than "Baa" by Moody's or lower than "BBB" by  Standard & Poor's, or similar  ratings by other rating  organizations.  If they are unrated,  and are determined by the Manager to be of comparable  quality to debt  securities rated  below  investment  grade,  they  are  included  in  limitation  on  the
percentage  of  the  Fund's  assets  that  can  be  invested  in   lower-grade
securities.

    Among the special  credit risks of lower-grade  securities  (also known as
"junk  bonds")  is the  greater  risk  that  the  issuer  may  default  on its obligation  to  pay  interest  or to  repay  principal  than  in the  case  of investment grade securities.  The issuer's low  creditworthiness  may increase the potential for  insolvency.  An overall decline in values in the high yield bond market is also more likely during a period of general economic  downturn.
An economic  downturn or an increase in interest rates could severely  disrupt
the  market  for  high  yield  bonds,   adversely   affecting  the  values  of
outstanding  bonds as well as the ability of issuers to pay  interest or repay principal.  In the case of  foreign  high  yield  bonds,  these  risks  are in addition to the special risk of foreign investing  discussed in the Prospectus and in this  Statement of  Additional  Information.  To the extent they can be converted  into stock,  convertible  securities may be less subject to some of these risks than  non-convertible  high yield  bonds,  since stock may be more liquid and less affected by some of these risk factors.

    While  securities  rated "Baa" by Moody's or "BBB" by Standard  and Poor's are investment grade and are not regarded as junk bonds,  those securities may be subject to special risks, and have some speculative characteristics.

      |_| Interest Rate Risks. In addition to credit risks,  convertible  debt securities  are  subject to changes in value when  prevailing  interest  rates change.  When interest rates fall, the values of outstanding  debt  securities generally  rise, and the bonds may sell for more than their face amount.  When interest  rates rise,  the values of  outstanding  debt  securities  generally decline,  and the bonds may sell at a discount  from their  face  amount.  The magnitude of these price  changes is  generally  greater for bonds with longer
maturities.   Therefore,   when  the  average  maturity  of  the  Fund's  debt
securities is longer,  its share price may fluctuate  more when interest rates change.

      |_| Rights and Warrants.  The Fund can invest up to 5% of its net assets in  warrants or rights.  That 5%  limitation  does not apply to  warrants  and rights  the Fund has  acquired  as part of  units  of  securities  or that are attached  to other  securities  that the Fund  buys.  Warrants  basically  are options to purchase equity  securities at specific prices valid for a specific period of time.  Their prices do not  necessarily  move parallel to the prices of the  underlying  securities.  Rights are similar to warrants,  but normally have a short  duration  and are  distributed  directly  by the  issuer  to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X|  Portfolio  Turnover.  "Portfolio  turnover"  describes  the rate at which the Fund traded its portfolio  securities during its last fiscal period.
For  example,  if a fund  sold all of its  securities  during  the  year,  its portfolio  turnover rate would have been 100%. The Fund's  portfolio  turnover rate will fluctuate from year to year. The Fund may have a portfolio  turnover rate of more than 100% annually.  A portfolio  turnover rate greater than 100%
is considered to be high.

      Increased  portfolio  turnover  creates higher brokerage and transaction costs for the Fund,  which can reduce its overall  performance.  Additionally, the realization of capital gains from selling portfolio  securities may result in distributions  of taxable  long-term  capital gains to shareholders,  since the Fund will  normally  distribute  all of its capital  gains  realized  each year, to avoid excise taxes under the Internal Revenue Code.

Other  Investment  Techniques and  Strategies.  In seeking its objective,  the
Fund  from  time  to time  can use the  types  of  investment  strategies  and investments  described  below.  It  is  not  required  to  use  all  of  these strategies at all times, and at times may not use them.

      |X| Foreign  Securities.  "Foreign  securities"  include equity and debt securities of companies  organized  under the laws of countries other than the
United States and debt  securities of foreign  governments  that are traded on foreign securities exchanges or in foreign over-the-counter  markets. The Fund can purchase  equity and debt  securities  (which may be  denominated  in U.S.
dollars or non-U.S.  currencies) issued by foreign  corporations,  or that are issued or guaranteed by certain  supranational  entities (described below), or foreign  governments  or their  agencies or  instrumentalities.  These include securities issued by U.S. corporations denominated in non-U.S.  currencies. In normal market conditions the Fund does not expect to hold significant  amounts of foreign debt securities.

      Securities  of  foreign   issuers  that  are   represented  by  American
Depository  Receipts  or that are  listed  on a U.S.  securities  exchange  or traded  in the  U.S.  over-the-counter  markets  are not  considered  "foreign securities"  for the  purpose of the Fund's  investment  allocations.  That is because they are not subject to some of the special  considerations and risks, discussed  below,  that apply to foreign  securities  traded and held  abroad.
American Depository Receipts,  or ADRs, are securities  representing  receipts for the shares of foreign  corporations that are held by the U.S. bank issuing the  receipt.  An ADR  entitles  its  holder to its  allocable  portion of all dividends and capital gains on the  underlying  foreign  securities,  less any fees paid to the bank.  ADRs give the purchaser the  functional  equivalent of owning foreign securities without trading on the foreign  currencies.  Certain
ADRs are "sponsored" by the foreign  corporation  whose shares are represented by the ADR; the  sponsoring  corporartion  is often  actively  involved in the issuance  of the  ADR and  generally  obligates  itself  to  provide  material information  about itself to the U.S.  market.  When an ADR is  "unsponsored,"
the foreign  corporation whose shares are held by the bank is not obligated to disclose  material  information  in the United  States,  and,  therefore,  the market  value of the ADR may not  reflect  important  facts  known only to the foreign  company.  To this  extent,  ADRs  have  the same  risks as  investing directly  in  the  underlying  foreign  securities,  together  with  any  risk associated with the bank receipt program.

      Investing in foreign  securities offers potential benefits not available from  investing  solely in  securities of domestic  issuers.  They include the opportunity  to  invest  in  foreign  issuers  that  appear  to  offer  growth potential,  or in foreign  countries with economic policies or business cycles different  from  those of the U.S.,  or to reduce  fluctuations  in  portfolio value by taking  advantage  of  foreign  stock  markets  that do not move in a manner parallel to U.S.  markets.  The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

      |_| Risks of Foreign  Investing.  Investments in foreign  securities may offer special  opportunities for investing but also present special additional
risks  and  considerations  not  typically   associated  with  investments  in
domestic securities. Some of these additional risks are:

o     reduction of income by foreign taxes;
o     fluctuation in value of foreign  investments  due to changes in currency
         rates  or  currency  control   regulations  (for  example,   currency
         blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and financial reporting standards in foreign  countries  comparable  to those  applicable  to  domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
         U.S.;
o     less  governmental  regulation of foreign  issuers,  stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
         taxation,  political,  financial  or social  instability  or  adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In  the  past,  U.S.   Government   policies  have  discouraged  certain
investments abroad by U.S. investors,  through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      |_| Special Risks of Emerging Markets.  Emerging and developing  markets abroad may also offer  special  opportunities  for growth  investing  but have greater risks than more developed  foreign  markets,  such as those in Europe,
Canada,  Australia, New Zealand and Japan. There may be even less liquidity in
their  securities   markets,   and  settlements  of  purchases  and  sales  of
securities  may be subject to additional  delays.  They are subject to greater risks of  limitations  on the  repatriation  of income and profits  because of currency  restrictions imposed by local governments.  Those countries may also be subject to the risk of greater  political and economic  instability,  which can greatly affect the volatility of prices of securities in those countries.

      |X|  Investing in Small,  Unseasoned  Companies.  The Fund can invest in securities of small, unseasoned companies.  These are companies that have been in  operation  for less than three  years,  including  the  operations  of any predecessors.  Securities  of these  companies may be subject to volatility in their  prices.  They may have a limited  trading  market,  which may adversely affect  the  Fund's  ability  to  dispose of them and can reduce the price the
Fund might be able to obtain  for them.  Other  investors  that own a security issued by a small,  unseasoned  issuer for which  there is  limited  liquidity might  trade  the  security  when the Fund is  attempting  to  dispose  of its holdings of that  security.  In that case the Fund might receive a lower price for its holdings than might otherwise be obtained.  These are more speculative securities  and can  increase the Fund's  overall  portfolio  risks.  The Fund currently  intends to invest no more than 35% of its net assets in  securities of small, unseasoned issuers.

      |X| Repurchase  Agreements.  The Fund can acquire  securities subject to repurchase  agreements.  It  might  do  so  for  liquidity  purposes  to  meet anticipated  redemptions  of Fund  shares,  or pending the  investment  of the proceeds  from sales of Fund shares,  or pending the  settlement  of portfolio securities  transactions,  or for temporary defensive  purposes,  as described below.

      In a  repurchase  transaction,  the  Fund  buys  a  security  from,  and
simultaneously   resells  it  to,  an  approved  vendor  for  delivery  on  an agreed-upon  future date.  The resale price  exceeds the purchase  price by an amount that reflects an  agreed-upon  interest  rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include
U.S.  commercial banks, U.S. branches of foreign banks, or broker-dealers that have been  designated as primary dealers in government  securities.  They must meet credit  requirements  set by the Fund's  Board of  Trustees  from time to time.

      The  majority of these  transactions  run from day to day,  and delivery pursuant  to the  resale  typically  occurs  within  one to  five  days of the purchase.  Repurchase  agreements  having a  maturity  beyond  seven  days are subject to the Fund's limits on holding  illiquid  investments.  The Fund will not enter into a  repurchase  agreement  that  causes more than 15% of its net assets to be subject to repurchase  agreements  having a maturity beyond seven days.  There is no limit on the amount of the  Fund's  net assets  that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase  agreements,  considered "loans" under the Investment Company
Act, are  collateralized  by the underlying  security.  The Fund's  repurchase agreements  require  that at all times while the  repurchase  agreement  is in effect,  the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation.  However, if the vendor fails to pay the resale  price on the  delivery  date,  the Fund may incur  costs in disposing of the collateral  and may  experience  losses if there is any delay
in  its  ability  to  do  so.  The   Manager   will   monitor   the   vendor's
creditworthiness  to  confirm  that the vendor is  financially  sound and will continuously monitor the collateral's value.

      |X|  Illiquid  and  Restricted   Securities.   Under  the  policies  and
procedures   established  by  the  Fund's  Board  of  Trustees,   the  Manager
determines the liquidity of certain of the Fund's  investments.  To enable the
Fund to sell its holdings of a restricted  security not  registered  under the
Securities  Act of 1933,  the Fund may have to cause  those  securities  to be
registered.   The  expenses  of  registering   restricted  securities  may  be
negotiated  by the  Fund  with  the  issuer  at the  time  the  Fund  buys the securities.  When the Fund must arrange  registration  because the Fund wishes to sell the security,  a  considerable  period may elapse between the time the decision is made to sell the security and the time the security is  registered so that the Fund could sell it. The Fund would bear the risks of any  downward price fluctuation during that period.

      The  Fund  can  also  acquire  restricted   securities  through  private
placements.  Those  securities have  contractual  restrictions on their public resale.  Those  restrictions  might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The  Fund  has  limitations   that  apply  to  purchases  of  restricted
securities,  as stated in the Prospectus.  Those  percentage  restrictions are not fundamental  policies and do not limit purchases of restricted  securities that are eligible for sale to qualified  institutional  purchasers  under Rule
144A of the Securities Act of 1933, if those  securities  have been determined to be liquid by the Manager under Board-approved guidelines.  Those guidelines
take  into  account  the  trading   activity  for  such   securities  and  the
availability of reliable pricing  information,  among other factors.  If there is a lack of trading  interest in a particular Rule 144A security,  the Fund's holdings  of  that  security  may  be  considered  to  be  illiquid.  Illiquid securities include repurchase agreements maturing in more than seven days.

      |X|  Loans  of  Portfolio  Securities.   To  raise  cash  for  liquidity
purposes,  the Fund can lend its portfolio securities to brokers,  dealers and other  types  of  financial  institutions  approved  by the  Fund's  Board  of
Trustees.  These  loans are  limited  to not more than 25% of the value of the
Fund's total assets.  The Fund currently does not intend to engage in loans of securities,  but if it does so,  such loans  will not likely  exceed 5% of the
Fund's total assets.

      There are some risks in connection  with  securities  lending.  The Fund might experience a delay in receiving additional  collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.  The
Fund must receive collateral for a loan. Under current  applicable  regulatory requirements  (which are subject to  change),  on each  business  day the loan collateral  must be at least equal to the value of the loaned  securities.  It must  consist  of  cash,  bank  letters  of  credit,  securities  of the  U.S.
Government or its agencies or instrumentalities,  or other cash equivalents in which  the Fund is  permitted  to  invest.  To be  acceptable  as  collateral, letters of credit must obligate a bank to pay amounts  demanded by the Fund if the demand  meets the terms of the  letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it  lends  securities,  the  Fund  receives  amounts  equal  to the dividends or interest on loaned  securities.  It also  receives one or more of
(a) negotiated loan fees, (b) interest on securities  used as collateral,  and
(c)  interest  on any  short-term  debt  securities  purchased  with such loan collateral.  Either type of interest may be shared with the borrower. The Fund may  also  pay  reasonable  finder's,  custodian  and  administrative  fees in connection  with  these  loans.  The  terms  of the  Fund's  loans  must  meet applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five days'  notice or in time to vote on any important matter.

      |X|  Borrowing  for  Leverage.  The Fund has the ability to borrow up to
10% of the value of its net assets from banks on an unsecured  basis to invest the borrowed  funds in portfolio  securities.  This  speculative  technique is known as  "leverage."  The Fund may  borrow  only from  banks.  Under  current regulatory  requirements,  borrowings  can be made only to the extent that the value of the Fund's assets,  less its liabilities  other than  borrowings,  is equal to at least 300% of all borrowings  (including the proposed  borrowing).
If the value of the Fund's assets fails to meet this 300% asset coverage requirement,  the Fund will reduce its bank debt within three days to meet the  requirement.  To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these  loans,  and that  interest  expense will raise the  overall  expenses  of the Fund and reduce its  returns.  If it does borrow,  its expenses will be greater than  comparable  funds that do not borrow for leverage.  Additionally, the Fund's net asset value per share might fluctuate  more than that of funds  that do not  borrow.  Currently,  the Fund does not  contemplate  using  this  technique,  but if it does so, it will not likely do so to a substantial degree.

      |X|  Derivatives.  The  Fund  can  invest  in a  variety  of  derivative investments to seek income for liquidity needs or for hedging  purposes.  Some derivative  investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.  However, the Fund does not use,  and  does  not  currently  contemplate  using,  derivatives  or  hedging instruments  to a  significant  degree  and is not  obligated  to use  them in seeking its objective.

      Some of the  derivative  investments  the  Fund  can use  include  "debt
exchangeable   for  common  stock"  of  an  issuer  or   "equity-linked   debt
securities"  of an issuer.  At maturity,  the debt  security is exchanged  for common  stock of the issuer or it is  payable in an amount  based on the price of the  issuer's  common  stock at the  time of  maturity.  Both  alternatives present a risk  that the  amount  payable  at  maturity  will be less than the principal  amount of the debt because the price of the  issuer's  common stock might not be as high as the Manager expected.

      |X| Hedging.  Although the Fund does not anticipate the extensive use of hedging instruments,  the Fund can use hedging instruments. It is not required to do so in seeking its goal.  To attempt to protect  against  declines in the market value of the Fund's portfolio,  to permit the Fund to retain unrealized gains in the value of  portfolio  securities  which  have  appreciated,  or to facilitate selling securities for investment reasons, the Fund could:

      |_|   sell futures contracts,
      |_|   buy puts on such futures or on securities, or
      |_|   write covered  calls on  securities or futures.  Covered calls can also be used to seek  income,  but the  Manager  does not  expect  to engage extensively in that practice.

      The Fund can use  hedging  to  establish  a position  in the  securities market as a temporary  substitute for  purchasing  particular  securities.  In that case the Fund would  normally  seek to purchase the  securities  and then terminate  that hedging  position.  The Fund might also use this type of hedge to attempt to protect  against the possibility  that its portfolio  securities would not be fully  included  in a rise in value of the  market.  To do so the
Fund could:

      |_| buy futures, or
      |_| buy calls on such futures or on securities.

      The Fund's  strategy of hedging with futures and options on futures will be incidental  to the Fund's  activities in the  underlying  cash market.  The particular hedging  instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed,  if those investment  methods are consistent with the Fund's investment  objective and are permissible under applicable regulations governing the Fund.

      |_| Futures.  The Fund can buy and sell futures contracts that relate to
(1) stock  indices  (these are  referred  to as "stock  index  futures"),  (2)
foreign  currencies  (these are referred to as "forward  contracts"),  and (3)
commodities (these are referred to as "commodity futures").

      A  broadly-based  stock  index is used as the  basis for  trading  stock index  futures.  In some cases stock indices may be based on stocks of issuers in a  particular  industry  or  group of  industries.  A stock  index  assigns relative  values  to the  common  stocks  included  in the index and its value fluctuates  in response to the changes in value of the  underlying  stocks.  A stock index cannot be purchased or sold  directly.  These  contracts  obligate the seller to deliver,  and the  purchaser  to take cash to settle the futures obligation.  There is no delivery of the  underlying  securities to settle the obligation.

    The  Fund  can  invest  a  portion  of  its  assets  in  commodity  future contracts.  Commodity  futures may be based upon commodities  within five main commodity groups: (1) energy,  which includes crude oil, natural gas, gasoline
and  heating  oil;  (2)  livestock,   which  includes  cattle  and  hogs;  (3)
agriculture,  which includes wheat, corn, soybeans,  cotton, coffee, sugar and cocoa; (4) industrial metals,  which includes aluminum,  copper, lead, nickel, tin and zinc;  and (5) precious  metals,  which  includes  gold,  platinum and silver.  The Fund may purchase and sell commodity futures  contracts,  options on futures  contracts  and  options  and  futures on  commodity  indices  with respect to these five main  commodity  groups and the  individual  commodities within each group, as well as other types of commodities.

      No money is paid or  received  by the Fund on the  purchase or sale of a future.  Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment  with the futures  commission  merchant
(the "futures  broker").  Initial  margin  payments will be deposited with the
Fund's  Custodian bank in an account  registered in the futures broker's name.
However,  the  futures  broker  can gain  access to that  account  only  under specified  conditions.  As the future is marked to market  (that is, its value on the  Fund's  books is  changed)  to reflect  changes  in its market  value, subsequent  margin payments,  called variation  margin,  will be paid to or by the futures broker daily.

      At any time prior to  expiration  of the  future,  the Fund may elect to close out its position by taking an opposite  position,  at which time a final determination  of  variation  margin is made and any  additional  cash must be paid by or  released  to the  Fund.  Any  loss or gain on the  future  is then realized  by the Fund  for tax  purposes.  All  futures  transactions  (except forward  contracts) are effected  through a clearinghouse  associated with the exchange on which the contracts are traded.

            |_| Put and Call Options.  The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls").  The fund can buy and sell exchange-traded and over-the-counter  put and call options,  including options on indices, securities, currencies, commodities and futures.

            |_| Writing  Covered  Call  Options.  The Fund can write (that is, sell)  covered  calls.  If the Fund sells a call  option,  it must be covered.
That means the Fund must own the  security  subject to the call while the call is  outstanding,  or, for certain  types of calls,  the call may be covered by segregating  liquid  assets to enable the Fund to satisfy its  obligations  if the call is  exercised.  Not more than 25% of the Fund's  total  assets may be subject to calls the Fund writes.

      When the Fund writes a call, it receives  cash (a premium).  In the case of a call on a security,  the Fund agrees to sell the underlying security to a purchaser of a corresponding  call on the same security during the call period at a fixed exercise  price  regardless of market price changes during the call period.  The call period is usually not more than nine  months.  The  exercise price may differ from the market price of the  underlying  security.  The Fund has the risk of loss that the price of the  underlying  security  may  decline during the call period.  That risk may be offset to some extent by the premium the Fund  receives.  If the value of the  investment  does not rise  above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium and the investment.

    When the Fund writes a call on an index, it receives cash (a premium).  If the buyer of the call  exercises it, the Fund will pay an amount of cash equal to the  difference  between  the  closing  price of the call and the  exercise price,  multiplied by a specified  multiple that determines the total value of the  call  for  each  point of  difference.  If the  value  of the  underlying investment  does not rise above the call price it is likely that the call will lapse  without  being  exercised.  In that case,  the Fund would keep the cash premium.

      The  Fund's  Custodian,  or  a  securities  depository  acting  for  the
Custodian,  will act as the Fund's escrow agent, through the facilities of the
Options Clearing  Corporation ("OCC"), as to the investments on which the Fund has  written  calls  traded  on  exchanges  or as to other  acceptable  escrow securities.  In that way, no margin will be  required  for such  transactions.
OCC will release the  securities  on the  expiration of the option or when the
Fund enters into a closing transaction.

      To  terminate  its  obligation  on a call it has  written,  the Fund may purchase a corresponding  call in a "closing  purchase  transaction." The Fund will then  realize a profit or loss,  depending  upon  whether  the net of the amount of the option  transaction  costs and the premium  received on the call the Fund  wrote is more or less than the price of the call the Fund  purchases to  close  out the  transaction.  The Fund may  realize  a profit  if the call expires unexercised,  because the Fund will retain the underlying security and the  premium  it  received  when it  wrote  the  call.  Any such  profits  are considered  short-term  capital gains for Federal income tax purposes,  as are the premiums on lapsed calls.  When  distributed  by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a  market,  it will  have to hold the  callable  securities until the call expires or is exercised.

      The Fund may also write calls on a futures  contract  without owning the futures contract or securities  deliverable  under the contract.  To do so, at the time the call is written,  the Fund must cover the call by  segregating an equivalent dollar amount of liquid assets. The Fund will segregate  additional liquid  assets if the value of the  segregated  assets drops below 100% of the current value of the future.  Because of this segregation  requirement,  in no circumstances  would  the  Fund's  receipt  of an  exercise  notice as to that future  require the Fund to deliver a futures  contract.  It would  simply put the  Fund in a short  futures  position,  which  is  permitted  by the  Fund's hedging policies.

            |_|  Writing Put  Options.  The Fund can sell put  options.  A put option on a security  gives the  purchaser  the right to sell,  and the writer the  obligation to buy, the  underlying  security at the exercise price during the option  period.  The Fund will not write  puts if, as a result,  more than
50% of the  Fund's  net  assets  would  have to be  segregated  to  cover  put options.

      If the Fund sells a put option,  it must be covered by segregated liquid assets.  The premium the Fund receives from writing a put option  represents a profit,  as long as the price of the underlying  investment  remains above the exercise  price of the put.  However,  the Fund also  assumes  the  obligation during the option period to buy the  underlying  investment  from the buyer of the put at the  exercise  price,  even if the  value of the  investment  falls below the exercise price.  If the Fund writes a put that expires  unexercised, the Fund realizes a gain in the amount of the premium less transaction  costs.
If the put is exercised,  the Fund must fulfill its obligation to purchase the underlying  investment at the exercise  price.  That price will usually exceed the market value of the  investment at that time.  In that case,  the Fund may incur a loss if it sells the  underlying  investment.  That loss will be equal to the sum of the sale  price of the  underlying  investment  and the  premium received  minus  the  sum of the  exercise  price  and any  transaction  costs incurred.

      When  writing a put option on a security,  to secure its  obligation  to pay for the underlying  security the Fund will deposit in escrow liquid assets with a value equal to or greater  than the  exercise  price of the  underlying security.  The  Fund  therefore  forgoes  the  opportunity  of  investing  the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues,  it may be assigned an exercise  notice by the exchange or  broker-dealer  through  which the put was sold. That notice will require the Fund to exchange  currency (for a put  written on a  currency)  at the  specified  rate of exchange or to take delivery of the underlying  security and pay the exercise price.  The Fund has no control over when it may be required to purchase the  underlying  security, since  it may  be  assigned  an  exercise  notice  at any  time  prior  to the termination  of its  obligation  as the  writer  of the put.  That  obligation terminates  upon  expiration of the put. It may also  terminate if, before the
Fund  receives  an  exercise  notice,  the Fund  effects  a  closing  purchase transaction  by purchasing a put of the same series as it sold.  Once the Fund has been  assigned an exercise  notice,  it cannot  effect a closing  purchase transaction.

      The Fund may decide to effect a closing purchase  transaction to realize a profit  on an  outstanding  put  option it has  written  or to  prevent  the underlying  security from being put. Effecting a closing purchase  transaction will permit the Fund to write  another  put option on the  security or to sell the  security and use the proceeds  from the sale for other  investments.  The
Fund  will  realize  a profit  or loss  from a  closing  purchase  transaction depending  on  whether  the cost of the  transaction  is less or more than the premium  received  from writing the put option.  Any profits from writing puts are  considered  short-term  capital gains for federal tax purposes,  and when distributed by the Fund, are taxable as ordinary income.

            |_|  Purchasing  Calls and Puts.  The Fund can  purchase  calls to
protect   against  the  possibility   that  the  Fund's   portfolio  will  not
participate in an anticipated  rise in the  securities  market.  When the Fund buys  a call  (other  than  in a  closing  purchase  transaction),  it  pays a premium.  The Fund then has the right to buy the underlying  investment from a seller of a corresponding  call on the same investment  during the call period at a fixed  exercise  price.  The Fund benefits only if it sells the call at a profit or if,  during  the call  period,  the market  price of the  underlying investment is above the sum of the call price plus the  transaction  costs and the premium  paid for the call and the Fund  exercises  the call.  If the Fund does not exercise  the call or sell it (whether or not at a profit),  the call will become  worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying  investment in its  portfolio.  When the Fund  purchases  a put,  it pays a  premium  and, except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a corresponding  investment during the put period at a fixed exercise price.

      Buying a put on  securities or futures the Fund owns enables the Fund to attempt to  protect  itself  during  the put  period  against a decline in the value of the  underlying  investment  below the exercise  price by selling the underlying  investment  at the exercise  price to a seller of a  corresponding put. If the market  price of the  underlying  investment  is equal to or above the exercise price and, as a result,  the put is not exercised or resold,  the put will become  worthless at its expiration  date. In that case the Fund will have paid the  premium but lost the right to sell the  underlying  investment.
However,  the Fund may sell the put prior to its expiration.  That sale may or may not be at a profit.

      Buying a put on an  investment  the Fund does not own  permits  the Fund either to resell the put or to buy the  underlying  investment  and sell it at the exercise  price.  The resale price will vary inversely to the price of the underlying  investment.  If the market price of the  underlying  investment is above the exercise price and, as a result,  the put is not exercised,  the put will become worthless on its expiration date.

      When the Fund  purchases a call or put on an index or Future,  it pays a premium,  but  settlement is in cash rather than by delivery of the underlying investment  to the  Fund.  Gain or loss  depends  on  changes  in the index in question  (and thus on price  movements in the  securities  market  generally)
rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options  held by the Fund will not exceed 5% of the Fund's total assets.

            |_| Buying and  Selling  Options on Foreign  Currencies.  The Fund
can buy and sell calls and puts on foreign  currencies.  They include puts and
calls  that  trade  on  a  securities  or  commodities   exchange  or  in  the
over-the-counter  markets  or are quoted by major  recognized  dealers in such options.  The Fund could use these  calls and puts to try to  protect  against declines  in the  dollar  value of foreign  securities  and  increases  in the dollar cost of foreign securities the Fund wants to acquire.

      If the  Manager  anticipates  a rise in the  dollar  value of a  foreign currency in which  securities  to be acquired are  denominated,  the increased cost of those  securities  may be  partially  offset  by  purchasing  calls or writing puts on that foreign  currency.  If the Manager  anticipates a decline in the dollar value of a foreign currency,  the decline in the dollar value of portfolio  securities  denominated in that currency might be partially  offset by writing calls or purchasing  puts on that foreign  currency.  However,  the currency rates could fluctuate in a direction  adverse to the Fund's position.
The Fund will then have  incurred  option  premium  payments  and  transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign  currency is  "covered"  if the Fund owns the underlying  foreign  currency  covered by the call or has an absolute and immediate right to acquire that foreign currency  without  additional cash consideration  (or it can do so for additional  cash  consideration  held in a segregated  account by its  Custodian  bank) upon  conversion  or  exchange of other foreign currency held in its portfolio.

      The Fund  could  write a call on a foreign  currency  to provide a hedge against a decline in the U.S.  dollar value of a security  which the Fund owns or has  the  right  to  acquire  and  which  is  denominated  in the  currency underlying  the  option.  That  decline  might  be one that  occurs  due to an
expected   adverse  change  in  the  exchange   rate.   This  is  known  as  a
"cross-hedging"  strategy. In those circumstances,  the Fund covers the option by maintaining cash, U.S.  government  securities or other liquid,  high grade debt  securities in an amount equal to the exercise price of the option,  in a segregated account with the Fund's Custodian bank.

      |_| Risks of  Hedging  with  Options  and  Futures.  The use of  hedging instruments  requires  special  skills and knowledge of investment  techniques that are different than what is required for normal portfolio  management.  If the  Manager  uses a hedging  instrument  at the wrong  time or judges  market conditions  incorrectly,  hedging strategies may reduce the Fund's return. The
Fund could also  experience  losses if the prices of its  futures  and options positions were not correlated with its other investments.

      The Fund's option  activities  could affect its portfolio  turnover rate and  brokerage  commissions.  The exercise of calls  written by the Fund might cause the Fund to sell  related  portfolio  securities,  thus  increasing  its turnover rate.  The exercise by the Fund of puts on securities  will cause the sale of underlying  investments,  increasing portfolio turnover.  Although the decision  whether to  exercise  a put it holds is within  the Fund's  control, holding  a put  might  cause  the Fund to sell  the  related  investments  for reasons that would not exist in the absence of the put.

      The Fund could pay a  brokerage  commission  each time it buys a call or put,  sells a call,  or buys or sells an  underlying  investment in connection with the  exercise of a call or put.  Those  commissions  could be higher on a relative  basis  than the  commissions  for direct  purchases  or sales of the underlying  investments.  Premiums  paid for  options are small in relation to the market value of the  underlying  investments.  Consequently,  put and call options  offer large amounts of leverage.  The leverage  offered by trading in options  could  result in the Fund's net asset value being more  sensitive  to changes in the value of the underlying investment.

      If a covered  call  written by the Fund is  exercised  on an  investment that has increased in value,  the Fund will be required to sell the investment at the  call  price.  It  will  not be  able  to  realize  any  profit  if the investment has increased in value above the call price.

      An option  position  may be closed  out only on a market  that  provides secondary  trading for options of the same  series,  and there is no assurance that a liquid secondary market will exist for any particular  option. The Fund might  experience  losses if it could not close out a  position  because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling  futures or purchasing puts on  broadly-based  indices or  futures  to  attempt  to  protect  against declines  in the value of the Fund's  portfolio  securities.  The risk is that the prices of the futures or the applicable  index will correlate  imperfectly with the  behavior of the cash prices of the Fund's  securities.  For example, it is possible  that while the Fund has used  hedging  instruments  in a short hedge,  the market may  advance  and the value of the  securities  held in the
Fund's  portfolio might decline.  If that occurred,  the Fund would lose money on the hedging  instruments  and also experience a decline in the value of its portfolio securities.  However, while this could occur for a very brief period or to a very small degree,  over time the value of a diversified  portfolio of securities  will tend to move in the same  direction as the indices upon which the hedging instruments are based.

      The risk of imperfect  correlation  increases as the  composition of the
Fund's  portfolio  diverges  from the  securities  included in the  applicable index.  To compensate for the imperfect  correlation of movements in the price of the  portfolio  securities  being hedged and  movements in the price of the hedging  instruments,  the Fund  might use  hedging  instruments  in a greater dollar amount than the dollar amount of portfolio  securities being hedged. It might  do so if the  historical  volatility  of the  prices  of the  portfolio securities  being  hedged  is  more  than  the  historical  volatility  of the applicable index.

      The ordinary  spreads between prices in the cash and futures markets are subject to  distortions,  due to  differences  in the nature of those markets.
First,  all  participants  in the futures market are subject to margin deposit and maintenance  requirements.  Rather than meeting  additional margin deposit
requirements,   investors  may  close  futures  contracts  through  offsetting transactions which could distort the normal relationship  between the cash and futures  markets.  Second,  the  liquidity  of the futures  market  depends on participants  entering  into  offsetting  transactions  rather  than making or taking delivery.  To the extent  participants decide to make or take delivery, liquidity in the futures market could be reduced,  thus producing  distortion.
Third, from the point of view of speculators,  the deposit requirements in the futures  market are less onerous than margin  requirements  in the  securities markets.  Therefore,  increased  participation  by  speculators in the futures market may cause temporary price distortions.

      The Fund can use  hedging  instruments  to  establish  a position in the securities  markets as a temporary  substitute  for the purchase of individual securities  (long  hedging) by buying  futures  and/or calls on such  futures, broadly-based  indices or on  securities.  It is  possible  that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities  because of concerns that the market might  decline  further or for other reasons,  the Fund will realize a loss on the hedging  instruments  that is not offset by a reduction in the price of the securities purchased.

      |_| Forward  Contracts.  Forward contracts are foreign currency exchange contracts.  They are used to buy or sell foreign  currency for future delivery at a fixed price.  The Fund uses them to "lock in" the U.S.  dollar price of a security  denominated in a foreign  currency that the Fund has bought or sold, or to protect  against  possible losses from changes in the relative values of the U.S.  dollar  and a foreign  currency.  The Fund  limits its  exposure  in foreign currency  exchange  contracts in a particular  foreign currency to the amount of its assets  denominated  in that  currency  or a  closely-correlated currency.  The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies  other than the currency in which a security it holds is denominated.

      Under a forward  contract,  one party  agrees to  purchase,  and another party agrees to sell, a specific  currency at a future date.  That date may be any  fixed  number of days from the date of the  contract  agreed  upon by the parties.  The  transaction  price is set at the time the  contract  is entered into. These contracts are traded in the inter-bank  market conducted  directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward  contracts to protect  against  uncertainty  in the level of future  exchange  rates.  The use of forward  contracts  does not eliminate the risk of fluctuations in the prices of the underlying  securities the Fund owns or intends to  acquire,  but it does fix a rate of  exchange  in advance.  Although  forward  contracts  may  reduce  the  risk of loss  from a decline in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund  enters  into a  contract  for the  purchase  or sale of a security denominated in a foreign currency,  or when it anticipates  receiving dividend  payments in a foreign  currency,  the Fund might desire to "lock-in"
the U.S.  dollar price of the security or the U.S.  dollar  equivalent  of the dividend payments.  To do so, the Fund could enter into a forward contract for the  purchase  or sale of the  amount  of  foreign  currency  involved  in the underlying  transaction,  in a fixed  amount of U.S.  dollars  per unit of the foreign currency.  This is called a "transaction hedge." The transaction hedge will  protect the Fund  against a loss from an adverse  change in the currency exchange  rates  during the period  between the date on which the  security is purchased or sold or on which the payment is  declared,  and the date on which the payments are made or received.

      The Fund could also use  forward  contracts  to lock in the U.S.  dollar value of  portfolio  positions.  This is called a "position  hedge."  When the
Fund  believes  that  foreign  currency  might  suffer a  substantial  decline against the U.S.  dollar,  it could  enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the
Fund's portfolio  securities  denominated in that foreign  currency.  When the
Fund believes that the U.S. dollar might suffer a substantial  decline against a  foreign  currency,  it could  enter  into a  forward  contract  to buy that foreign  currency for a fixed  dollar  amount.  Alternatively,  the Fund could enter into a forward  contract  to sell a  different  foreign  currency  for a fixed U.S.  dollar amount if the Fund  believes that the U.S.  dollar value of the foreign  currency to be sold  pursuant to its forward  contract  will fall whenever there is a decline in the U.S.  dollar value of the currency in which portfolio  securities  of the Fund are  denominated.  That is referred to as a
"cross hedge."

      The Fund will cover its short  positions  in these cases by  identifying to its Custodian  bank assets having a value equal to the aggregate  amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts  or  maintain  a net  exposure  to  such  contracts  if the consummation  of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio  securities or other assets  denominated  in that  currency or another  currency  that is the subject of the hedge.

      However,  to avoid excess  transactions and transaction  costs, the Fund may  maintain a net  exposure to forward  contracts  in excess of the value of the  Fund's  portfolio  securities  or other  assets  denominated  in  foreign currencies if the excess amount is "covered" by liquid securities  denominated in any  currency.  The cover must be at least equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase  a call  option permitting  the Fund to purchase the amount of foreign  currency  being hedged by a forward  sale  contract at a price no higher  than the  forward  contract price. As another  alternative,  the Fund may purchase a put option permitting the Fund to sell the amount of foreign  currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise  matching of the amounts  under  forward  contracts  and the value of the securities  involved  generally will not be possible  because the future value of securities  denominated in foreign currencies will change as a consequence  of market  movements  between  the date the  forward  contract is entered into and the date it is sold.  In some cases the Manager  might decide to sell the  security  and deliver  foreign  currency  to settle the  original purchase  obligation.  If the market  value of the  security  is less than the amount of foreign  currency the Fund is  obligated to deliver,  the Fund might have to purchase  additional  foreign  currency on the "spot"  (that is, cash)
market to settle  the  security  trade.  If the market  value of the  security instead  exceeds  the  amount of foreign  currency  the Fund is  obligated  to deliver to settle the  trade,  the Fund might have to sell on the spot  market some of the foreign  currency  received upon the sale of the  security.  There will be additional transaction costs on the spot market in those cases.

      The  projection of  short-term  currency  market  movements is extremely difficult,  and the successful  execution of a short-term  hedging strategy is
highly  uncertain.   Forward  contracts  involve  the  risk  that  anticipated
currency  movements  will not be  accurately  predicted,  causing  the Fund to sustain losses on these  contracts and to pay additional  transactions  costs.
The  use  of  forward  contracts  in  this  manner  might  reduce  the  Fund's performance  if there  are  unanticipated  changes  in  currency  prices  to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward  contract  requiring  the Fund to sell a  currency,  the Fund might sell a portfolio  security  and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the  security  and offset its  contractual  obligation  to deliver  the currency by  purchasing a second  contract.  Under that contract the Fund will obtain,  on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward contract requiring  it to  purchase a  specified  currency  by  entering  into a second contract  entitling  it to sell the same  amount of the same  currency  on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an  offsetting  forward  contract  under either circumstance.  The  gain or loss  will  depend  on the  extent  to  which  the exchange  rate or rates  between the  currencies  involved  moved  between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of  engaging  in  forward  contracts  varies  with factors such as the  currencies  involved,  the length of the contract  period and the market  conditions  then  prevailing.  Because  forward  contracts are usually  entered into on a principal  basis,  no brokerage fees or commissions are involved.  Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the  counterparty  under each forward contract.

      Although the Fund values its assets daily in terms of U.S.  dollars,  it does not intend to  convert  its  holdings  of  foreign  currencies  into U.S.
dollars on a daily basis.  The Fund may convert foreign  currency from time to time,  and will  incur  costs in doing so.  Foreign  exchange  dealers  do not charge a fee for  conversion,  but they do seek to  realize a profit  based on the  difference  between  the  prices  at  which  they  buy and  sell  various currencies.  Thus, a dealer might offer to sell a foreign currency to the Fund at one rate,  while  offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

      |_| Regulatory  Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is required to operate within certain guidelines and  restrictions  with  respect to the use of futures as  established  by the
Commodities Futures Trading Commission (the "CFTC").  In particular,  the Fund is exempted from  registration with the CFTC as a "commodity pool operator" if the Fund complies with the  requirements  of Rule 4.5 adopted by the CFTC. The
Rule does not limit the  percentage  of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging  position.
However,  under the Rule,  the Fund must limit its aggregate  initial  futures margin  and  related  options  premiums  to not more than 5% of the Fund's net assets  for  hedging  strategies  that are not  considered  bona fide  hedging strategies  under  the  Rule.  Under  the  Rule,  the Fund must also use short futures and options on futures  solely for bona fide hedging  purposes  within the meaning and intent of the applicable  provisions of the Commodity Exchange
Act.

      Transactions   in  options  by  the  Fund  are  subject  to  limitations
established by the option  exchanges.  The exchanges  limit the maximum number of  options  that  may be  written  or held by a single  investor  or group of investors  acting in concert.  Those  limits apply  regardless  of whether the options were  written or  purchased on the same or different  exchanges or are held in one or more  accounts or through one or more  different  exchanges  or through one or more  brokers.  Thus,  the number of options  that the Fund may write or hold may be  affected by options  written or held by other  entities, including other  investment  companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's  adviser).  The  exchanges  also impose  position  limits on futures  transactions.  An exchange  may order the liquidation  of  positions  found to be in  violation  of those limits and may impose certain other sanctions.

      Under the Investment  Company Act, when the Fund purchases a future,  it must maintain cash or readily  marketable  short-term  debt  instruments in an amount  equal to the market  value of the  securities  underlying  the future, less the margin  deposit  applicable  to it. The account  must be a segregated account  held by the  Fund's  custodian  bank.  The Fund will  maintain  other segregated accounts in appropriate cases.

      |_|  Tax  Aspects  of  Certain  Hedging  Instruments.   Certain  foreign
currency  exchange  contracts  in which the Fund may  invest  are  treated  as
"Section 1256 contracts"  under the Internal  Revenue Code. In general,  gains or  losses  relating  to  Section  1256  contracts  are  characterized  as 60%
long-term and 40% short-term capital gains or losses under the Code.  However, foreign  currency gains or losses arising from Section 1256 contracts that are forward  contracts  generally  are  treated  as  ordinary  income or loss.  In addition,  Section 1256  contracts held by the Fund at the end of each taxable year are  "marked-to-market,"  and  unrealized  gains or losses are treated as though they were realized.  These contracts also may be  marked-to-market  for purposes  of  determining  the excise tax  applicable  to  investment  company distributions  and for other purposes under rules  prescribed  pursuant to the
Internal  Revenue  Code.  An election  can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain   forward   contracts   the  Fund  enters  into  may  result  in
"straddles"  for Federal  income tax purposes.  The straddle  rules may affect the  character  and  timing of gains  (or  losses)  recognized  by the Fund on straddle  positions.  Generally,  a loss  sustained  on the  disposition  of a position  making up a  straddle  is allowed  only to the extent  that the loss exceeds  any  unrecognized  gain in the  offsetting  positions  making  up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting  positions making up the straddle,  or the offsetting position is disposed of.

      Under the  Internal  Revenue  Code,  the  following  gains or losses are treated as ordinary income or loss:

(1)   gains or losses  attributable  to  fluctuations  in exchange  rates that
         occur   between  the  time  the  Fund   accrues   interest  or  other
         receivables or accrues expenses or other  liabilities  denominated in a  foreign  currency  and the time the Fund  actually  collects  such receivables or pays such liabilities, and
(2)   gains or losses  attributable  to fluctuations in the value of a foreign
         currency   between  the  date  of  acquisition  of  a  debt  security denominated  in  a  foreign  currency  or  foreign  currency  forward contracts and the date of disposition.

      Currency  gains and losses are offset against market gains and losses on each  trade  before  determining  a net  "Section  988" gain or loss under the
Internal  Revenue  Code for that trade,  which may  increase  or decrease  the amount of the Fund's  investment  income  available  for  distribution  to its shareholders.

      |X|  Temporary  Defensive   Investments.   When  market  conditions  are
unstable,  or the  Manager  believes  it is  otherwise  appropriate  to reduce holdings in stocks,  the Fund can invest in a variety of debt  securities  for defensive purposes.  The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the  redemption of Fund shares,  or to hold while  waiting to  reinvest  cash  received  from the sale of other  portfolio securities. The Fund can buy:

      |_|   high-quality,   short-term  money  market  instruments,  including
         those issued by the U. S. Treasury or other government agencies,
|_|   commercial paper  (short-term,  unsecured,  promissory notes of domestic or foreign companies),
|_|   short-term debt obligations of corporate issuers,
      |_|   certificates  of deposit and bankers'  acceptances of domestic and foreign banks and savings and loan associations, and
      |_|   repurchase agreements.

      Short-term debt  securities  would normally be selected for defensive or cash  management  purposes  because  they can normally be disposed of quickly, are not generally  subject to significant  fluctuations in principal value and their value will be less subject to interest rate risk than  longer-term  debt securities.

Investment Restrictions

      |X| What Are  "Fundamental  Policies?"  Fundamental  policies  are those policies  that the Fund has  adopted  to govern  its  investments  that can be changed  only by the vote of a  "majority"  of the Fund's  outstanding  voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

      |_|         67% or more of the shares  present or  represented  by proxy at a  shareholder  meeting,  if the  holders  of more than 50% of the outstanding shares are present or represented by proxy, or
      |_|         more than 50% of the outstanding shares.

      The Fund's investment  objective is a fundamental policy. Other policies described in the  Prospectus or this Statement of Additional  Information  are
"fundamental"  only if they  are  identified  as  such.  The  Fund's  Board of
Trustees can change  non-fundamental  policies without  shareholder  approval.
However,  significant  changes to  investment  policies  will be  described in supplements  or updates to the  Prospectus  or this  Statement  of  Additional
Information,  as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional  Fundamental  Policies?  The following investment  restrictions are fundamental  policies of the Fund as contemplated by the  Investment  Company Act of 1940 (the "Act").  The  limitations  of the following  policies  may be  changed  to the  extent  that  the  corresponding policies  of the Act are  changed  by  amendment,  exemptive  or  interpretive relief.

|_|   The Fund cannot buy  securities  issued or  guaranteed by any one issuer if more than 5% of its total assets  would be invested in  securities of  that  issuer  or if it  would  then  own  more  than  10% of that issuer's voting  securities.  That restriction  applies to 75% of the
         Fund's total assets.  The limit does not apply to  securities  issued by the U.S.  Government  or any of its agencies or  instrumentalities or securities of other investment companies.
|_|   The Fund cannot make loans  except as  permitted  by the Act.  Permitted loans  under the Act  include  the (a)  lending  of  securities,  (b)
         through the  purchase of debt  instruments  or similar  evidences  of indebtedness,  (c) an interfund  lending program (if applicable) with other  affiliated  funds,  provided that no such loan may be made if, as a result,  the aggregate of such loans would exceed 33 1/3% of the value of its total assets  (taken at market value at the time of such loans)1, and  (d) through repurchase agreements.
|_|   The Fund cannot  borrow  except as permitted by the Act.  Currently  the
         Act  permits  loans  only from  banks  and/or  affiliated  investment companies  and only to the extent  that the value of its assets  less its  liabilities  other than  borrowing  is equal to at least 300% of all borrowings (including the proposed borrowing.)
|_|   The Fund cannot  concentrate  investments.  That means it cannot  invest
         25% or more of its total  assets in  companies  in any one  industry.
         This  requirement does not apply to investments in other mutual funds as permitted below.
|_|   The Fund  cannot  invest  in other  investment  companies  except to the extent  permitted by the Act. The Fund would be permitted  under this policy  to  invest  its  assets  in the  securities  of  one or  more open-end management  investment company for which the Manager, one of
         its  affiliates  or  a  successor  is  the   investment   adviser  or
         sub-adviser.  That  fund or funds  must have  substantially  the same fundamental  investment  objective,  policies and  limitations as the
         Fund.   This   policy   also  would   permit  the  Fund  to  adopt  a
         "master-feeder"  structure. Under that structure, the Fund would be a
         "feeder"  fund and would invest all of its assets in a single  pooled
         "master  fund" in which other feeder  funds could also  invest.  This could enable the Fund to take advantage of potential  operational and cost  efficiencies in the  master-feeder  structure.  The Fund has no present intention of adopting the master-feeder  structure. If it did so, the  Prospectus  and this  Statement  of  Additional  Information would be revised accordingly.
      |_|   The Fund cannot  underwrite  securities of other companies  except as  permitted  by the Act.  A  permitted  exception  is in case it is deemed to be an  underwriter  under the  Securities  Act of 1933 when reselling any securities held in its own portfolio.
|_|   The Fund cannot  invest in real estate or in  interests  in real estate.
         Readily-marketable  securities  of  companies  holding real estate or interests  in real estate are not  considered  to be  investments  in real estate.
|_|   The Fund cannot issue  "senior  securities,"  except as permitted by the
         Act.  That  restriction  does not  prohibit  the Fund from  borrowing money  subject  to the  provisions  set  forth in this  Statement  of
         Additional Information,  or from entering into margin,  collateral or escrow arrangements permitted by its other investment policies.

      |X| Non  Fundamental  Policies.  Unless the Prospectus or this Statement of Additional  Information states that a percentage  restriction applies on an ongoing basis,  it applies only at the time the Fund makes an investment  with the exception of the borrowing  policy.  The Fund need not sell  securities to meet the  percentage  limits  if the  value  of the  investment  increases  in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate  its investments as described above, the Fund has adopted the industry  classifications  set forth in  Appendix A to this  Statement  of  Additional  Information.  The  industry classifications may be changed from time to time by the Fund.

How the Fund is Managed

Organization  and  History.  The Fund is an open-end,  diversified  management
investment   company  with  an  unlimited  number  of  authorized   shares  of
beneficial interest.  The Fund was organized as a Massachusetts business trust on January 8, 2001.

      The Fund is governed by a Board of Trustees,  which is  responsible  for
protecting  the  interests  of  shareholders  under   Massachusetts  law.  The
Trustees  meet  periodically   throughout  the  year  to  oversee  the  Fund's
activities,  review its  performance,  and review the actions of the  Manager.
Although the Fund will not normally hold annual meetings of its  shareholders, it may hold shareholder  meetings from time to time on important matters,  and shareholders  have the right to call a meeting  to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      |X|  Classes of Shares.  The Board of  Trustees  has the power,  without shareholder  approval,  to divide unissued shares of the Fund into two or more classes.  The Board has done so, and the Fund  currently  has five  classes of shares:  Class A, Class B, Class C, Class N and Class Y. All classes invest in the same  investment  portfolio.  Only  retirement  plans may purchase Class N shares. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have  separate  voting  rights on matters in which  interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares  are  freely  transferable,  and each share of each class has one vote at shareholder meetings,  with fractional shares voting proportionally on matters  submitted  to the  vote  of  shareholders.  Each  share  of the  Fund represents  an interest in the Fund  proportionately  equal to the interest of each other share of the same class.

      The Trustees are  authorized to create new series and classes of shares.
The  Trustees  may  reclassify  unissued  shares of the Fund  into  additional series or classes  of  shares.  The  Trustees  also may divide or combine  the shares of a class into a greater or lesser number of shares  without  changing the proportionate  beneficial interest of a shareholder in the Fund. Shares do not have  cumulative  voting  rights or  preemptive  or  subscription  rights.
Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of  Shareholders.  As a Massachusetts  business trust,  the
Fund is not  required  to hold,  and does  not  plan to hold,  regular  annual meetings of  shareholders.  The Fund will hold meetings when required to do so by the  Investment  Company  Act or other  applicable  law. It will also do so when a  shareholder  meeting is called by the Trustees or upon proper  request of the shareholders.

      Shareholders  have the right, upon the declaration in writing or vote of two-thirds of the  outstanding  shares of the Fund,  to remove a Trustee.  The
Trustees  will call a meeting  of  shareholders  to vote on the  removal  of a
Trustee  upon  the  written  request  of  the  record  holders  of  10% of its outstanding  shares.  If the  Trustees  receive  a  request  from at  least 10 shareholders  stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee,  the Trustees will then either make the
Fund's   shareholder   list   available  to  the   applicants  or  mail  their
communication  to all  other  shareholders  at the  applicants'  expense.  The shareholders  making the request must have been  shareholders for at least six months  and  must  hold  shares  of the  Fund  valued  at  $25,000  or more or constituting at least 1% of the Fund's outstanding shares,  whichever is less.
The  Trustees  may also take  other  action  as  permitted  by the  Investment
Company Act.

      |X| Shareholder and Trustee  Liability.  The Fund's Declaration of Trust
contains an express  disclaimer of  shareholder  or Trustee  liability for the
Fund's obligations.  It also provides for indemnification and reimbursement of expenses  out of the  Fund's  property  for any  shareholder  held  personally liable for its  obligations.  The  Declaration  of Trust also states that upon request,  the Fund  shall  assume  the  defense  of any claim  made  against a shareholder  for any act or  obligation  of the Fund  and  shall  satisfy  any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held  personally  liable as a  "partner"  under certain  circumstances.  However,  the risk that a Fund shareholder will incur financial  loss from being held liable as a  "partner"  of the Fund is limited to the relatively  remote  circumstances  in which the Fund would be unable to meet its obligations.

      The  Fund's  contractual   arrangements  state  that  any  person  doing
business  with the Fund (and each  shareholder  of the Fund)  agrees under its
Declaration   of  Trust  to  look  solely  to  the  assets  of  the  Fund  for satisfaction  of any claim or demand that may arise out of any  dealings  with the Fund.  Additionally,  the Trustees shall have no personal liability to any such person, to the extent permitted by law.

      Trustees and Officers of the Fund. The Fund's  Trustees and officers and their principal  occupations and business  affiliations and occupations during the past five years are listed  below.  Trustees  denoted with an asterisk (*)
below are deemed to be  "interested  persons" of the Fund under the Investment
Company Act.  All of the  Trustees are Trustees or Directors of the  following
Oppenheimer funds1:

                                        Oppenheimer     International    Small
Oppenheimer California Municipal Fund   Company Fund
Oppenheimer Capital Appreciation Fund   Oppenheimer Large Cap Growth Fund
Oppenheimer Capital Preservation Fund   Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Discovery Fund              Oppenheimer Multi-Sector Income Trust
                                        Oppenheimer    Multi-State   Municipal
Oppenheimer Emerging Growth Fund        Trust
Oppenheimer Emerging Technologies Fund  Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund             Oppenheimer New York Municipal Fund
Oppenheimer Europe Fund                 Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                 Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Growth Fund
Oppenheimer  Gold  &  Special  Minerals
Fund                                    Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                 Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund

    Ms.  Macaskill  and  Messrs.  Bishop,  Donohue,  Farrar and Zack,  who are
officers  of the  Fund,  respectively  hold the same  offices  with the  other
Oppenheimer  funds  listed  above.  As  of  the  date  of  this  Statement  of
Additional  Information,  the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

Leon Levy, Chairman of the Board of Trustees, Age: 75.
Two World Trade Center, New York, New York 10048-0203
General Partner of Odyssey  Partners,  L.P.  (investment  partnership)  (since
1982)  and  Chairman  of the  Board of  Avatar  Holdings,  Inc.  (real  estate development) (since 1981).

Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 75.
Two World Trade Center, New York, New York 10048-0203
Formerly he held the following  positions:  Chairman  Emeritus  (August 1991 -
August 1999),  Chairman (November 1987 - January 1991) and a director (January
1969  -  August   1999)   of  the   Manager;   President   and   Director   of
OppenheimerFunds  Distributor,  Inc.,  a  subsidiary  of the  Manager  and the
Fund's Distributor (July 1978 - January 1992).

Bridget A. Macaskill*, President and Trustee; Age: 52.
Two World Trade Center, New York, New York 10048-0203
Chairman (since August 2000),  Chief Executive  Officer (since September 1995)
and a  director  (since  December  1994)  of  the  Manager;  President  (since
September   1995)  and  a  director   (since   October  1990)  of  Oppenheimer
Acquisition  Corp.,  the Manager's parent holding  company;  President,  Chief
Executive   Officer  and  a  director   (since  March  2000)  of  OFI  Private
Investments,  Inc., an investment adviser subsidiary of the Manager;  Chairman and  a  director  of  Shareholder  Services,  Inc.  (since  August  1994)  and
Shareholder  Financial Services,  Inc. (since September 1995),  transfer agent subsidiaries of the Manager;  President  (since September 1995) and a director
(since  November 1989) of Oppenheimer  Partnership  Holdings,  Inc., a holding company  subsidiary of the Manager;  President and a director  (since  October
1997) of  OppenheimerFunds  International  Ltd., an offshore  fund  management subsidiary of the Manager and of Oppenheimer  Millennium Funds plc; a director
of  HarbourView  Asset  Management   Corporation  (since  July  1991)  and  of
Oppenheimer Real Asset Management,  Inc. (since July 1996), investment adviser
subsidiaries   of  the   Manager;   a   director   (since   April   2000)   of
OppenheimerFunds  Legacy Program,  a charitable  trust program  established by the  Manager;  a director  of  Prudential  Corporation  plc (a U.K.  financial service  company);  President  and  a  trustee  of  other  Oppenheimer  funds.
Formerly Ms. Macaskill held the following positions:  President of the Manager
(June  1991 - August  2000);  a  director  (until  March  2001) of  Prudential
Corporation plc (a U.K. financial service company).

Robert G. Galli, Trustee, Age: 67.
Two World Trade Center, New York, New York 10048-0203
A  Trustee  or  Director  of other  Oppenheimer  funds.  Formerly  he held the following  positions:  Vice  Chairman  (October  1995  -  December  1997)  and
Executive  Vice  President  (December  1977 -  October  1995) of the  Manager;
Executive  Vice  President  and a  director  (April  1986 -  October  1995) of
HarbourView Asset Management Corporation.

Phillip A. Griffiths, Trustee, Age: 62.
Two World Trade Center, New York, New York 10048-0203
The Director of the  Institute  for Advanced  Study,  Princeton,  N.J.  (since
1991) and a member of the National Academy of Sciences (since 1979);  formerly
(in descending  chronological  order) a director of Bankers Trust Corporation,
Provost  and  Professor  of  Mathematics  at Duke  University,  a director  of
Research Triangle Institute,  Raleigh, N.C., and a Professor of Mathematics at
Harvard University.

Benjamin Lipstein, Trustee, Age: 77.
Two World Trade Center, New York, New York 10048-0203
Professor   Emeritus  of  Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Elizabeth B. Moynihan, Trustee, Age: 71.
Two World Trade Center, New York, New York 10048-0203
Author and  architectural  historian;  a trustee  of the Freer  Gallery of Art
(Smithsonian  Institute),  Executive  Committee  of Board of  Trustees  of the
National  Building  Museum;  a member of the  Trustees  Council,  Preservation
League of New York State.

Kenneth A. Randall, Trustee, Age: 73.
Two World Trade Center, New York, New York 10048-0203
A director of Dominion  Resources,  Inc.  (electric  utility holding company),
Dominion  Energy,  Inc.  (electric  power and oil & gas  producer),  and Prime
Retail,  Inc. (real estate  investment  trust);  formerly  President and Chief
Executive Officer of The Conference Board,  Inc.  (international  economic and business  research)  and a director of  Lumbermens  Mutual  Casualty  Company,
American  Motorists  Insurance  Company  and  American   Manufacturers  Mutual
Insurance Company.

Edward V. Regan, Trustee, Age: 70.
Two World Trade Center, New York, New York 10048-0203
President,  Baruch College, CUNY; a director of RBAsset (real estate manager);
a director of OffitBank;  formerly Trustee,  Financial  Accounting  Foundation
(FASB and  GASB);  Senior  Fellow of Jerome  Levy  Economics  Institute,  Bard
College;  Chairman of  Municipal  Assistance  Corporation  for the City of New
York;  New York  State  Comptroller  and  trustee,  New York  State  and Local
Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 69.
Two World Trade Center, New York, New York 10048-0203
Chairman  of  The  Directorship  Search  Group,  Inc.  (corporate   governance
consulting and executive  recruiting) (since 1993); a director of Professional
Staff  Limited  (a U.K.  temporary  staffing  company)  (since  1995);  a life trustee of International House (non-profit  educational  organization),  and a trustee of the Greenwich Historical Society (since 1996).

Clayton K. Yeutter, Trustee, Age: 70.
Two World Trade Center, New York, New York 10048-0203
Of Counsel, Hogan & Hartson (a Washington,  D.C. law firm) (since 1993). Other directorships:  Caterpillar,  Inc.  (since 1993);  Zurich  Financial  Services
(since 1998);  ConAgra, Inc. (since 1993); FMC Corporation (since 1993); Texas
Instruments  Incorporated  (since 1993);  and  Weyerhaeuser  Co. (since 1999);
formerly a director  of:  Farmers  Group Inc.  (1994-2000),  Zurich  Allied AG
(1998-2000) and of Allied Zurich Pl.c (1998-2000).

Susan Switzer, Vice President and Portfolio Manager, Age:  34
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager since  December  2000;  Assistant Vice President of the  Manager  from  December  1997 to December  2000.  Prior to joining the
Manager,  she was a portfolio  manager at Neuberger  Berman from November 1994 to November 1997.

Christopher Leavy, Vice President and Portfolio Manager, Age:  29
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager since  September  2000.  Prior to joining the Manager in December  2000,  he was a portfolio  manager at Morgan  Stanley
Dean Witter  Investment  from 1997 to September  2000 and a portfolio  manager and equity analyst at Crestar Asset Management from 1995 to 1997.

Andrew J. Donohue, Secretary; Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President (since January 1993),  General Counsel (since October
1991) and a director  (since  September  1995) of the Manager;  Executive Vice
President and General  Counsel (since  September  1993) and a director  (since
January  1992)  of   OppenheimerFunds   Distributor,   Inc.;   Executive  Vice
President,   General  Counsel  and  a  director  (since   September  1995)  of
HarbourView  Asset  Management   Corporation,   Shareholder  Services,   Inc.,
Shareholder  Financial Services,  Inc. and Oppenheimer  Partnership  Holdings,
Inc., of OFI Private Investments,  Inc. (since March 2000), and of Oppenheimer
Trust  Company  (since May 2000);  Chief  Legal  Counsel and a director of OAM
Institutional,  Inc.  (since  February  2001);  President  and a  director  of
Centennial  Asset  Management   Corporation  (since  September  1995)  and  of
Oppenheimer Real Asset Management,  Inc. (since July 1996); Vice President and a director (since September 1997) of  OppenheimerFunds  International Ltd. and
Oppenheimer   Millennium   Funds  plc;  a  director   (since  April  2000)  of
OppenheimerFunds  Legacy  Program;   General  Counsel  (since  May  1996)  and
Secretary (since April 1997) of Oppenheimer  Acquisition  Corp.; an officer of other Oppenheimer funds.

Brian W. Wixted,  Treasurer and Principal  Financial and  Accounting  Officer,
Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Senior  Vice  President  and  Treasurer  (since  March  1999) of the  Manager;
Treasurer  (since March 1999) of  HarbourView  Asset  Management  Corporation,
Shareholder  Services,  Inc.,  Oppenheimer Real Asset Management  Corporation,
Shareholder  Financial Services,  Inc. and Oppenheimer  Partnership  Holdings,
Inc.,   of  OFI   Private   Investments,   Inc.   (since   March   2000),   of
OppenheimerFunds  International  Ltd.  and  Oppenheimer  Millennium  Funds plc
(since  May  2000)  and of OAM  Institutional,  Inc.  (since  February  2001);
Treasurer and Chief  Financial  Officer (since May 2000) of Oppenheimer  Trust
Company;  Assistant  Treasurer  (since March 1999) of Oppenheimer  Acquisition
Corp.  and of Centennial  Asset  Management  Corporation;  an officer of other
Oppenheimer funds;  formerly  Principal and Chief Operating  Officer,  Bankers
Trust Company - Mutual Fund Services  Division (March 1995 - March 1999); Vice
President  and  Chief  Financial   Officer  of  CS  First  Boston   Investment
Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President  (since May 1985) and Associate  General  Counsel (since
May 1981) of the Manager;  Assistant Secretary of Shareholder  Services,  Inc.
(since May 1985),  Shareholder Financial Services, Inc. (since November 1989);
OppenheimerFunds  International  Ltd.  and  Oppenheimer  Millennium  Funds plc
(since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the  Manager/Mutual  Fund  Accounting  (since May 1996);  an officer of other  Oppenheimer  funds;  formerly an Assistant Vice President of the  Manager/Mutual  Fund  Accounting  (April  1994  - May  1996)  and a  Fund
Controller of the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 35.
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of the  Manager/Mutual  Fund  Accounting  (since  May  1996);
Assistant Treasurer of Oppenheimer  Millennium Funds plc (since October 1997);
an officer of other  Oppenheimer  Funds;  formerly an Assistant Vice President of the  Manager/Mutual  Fund  Accounting  (April 1994 - May 1996),  and a Fund
Controller of the Manager.

      |X| Remuneration of Trustees.  The officers of the Fund and one Trustee,
Ms.  Macaskill,  are affiliated  with the Manager and receive no salary or fee from the Fund. The remaining Trustees will receive the estimated  compensation shown below during the Fund's  fiscal year ending  October 31, 2001. As of the date  of this  Statement  of  Additional  Information  the  Fund  has  paid no compensation  to the  Trustees  because  the Fund is a new fund  with no prior operations.  The  compensation  from all of the Oppenheimer  funds  represents compensation  received as a director,  trustee,  managing  general  partner or member of a committee of the Board during the calendar year 2000.

--------------------------------------------------------------------------------
                                                                   Total
                                              Retirement       Compensation
                                               Benefits          From all
                             Aggregate     Accrued as Part    New York-based
Trustee's Name              Compensation       Of Fund          Oppenheimer
and Position                 From Fund1        Expenses      Funds (30 Funds)2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leon Levy                       $260              $0             $171,950
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert Galli3                   $159              $0             $191,134
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Phillip A Griffiths4            $96               $0              $59,529
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Benjamin Lipstein               $225              $0             $148,639
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Elizabeth B. Moynihan           $159              $0             $104,695
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kenneth A. Randall              $145              $0              $96,034
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Edward V. Regan                 $144              $0              $94,995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell S. Reynolds, Jr.        $108              $0              $71,069
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Donald Spiro                    $96               $0              $63,435
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Clayton K. Yeutter5             $108              $0              $71,069
--------------------------------------------------------------------------------
1. Aggregate  compensation includes fees, deferred  compensation,  if any, and retirement plan benefits accrued for a Trustee.
2. For the 2000 calendar year
3. Calendar year 2000 figures  include  compensation  from the Oppenheimer New
York, Quest and Rochester funds.
4. Includes $96 deferred under Deferred Compensation Plan described below.
5. Includes $22 deferred under Deferred Compensation Plan described below.

      |X|  Deferred  Compensation  Plan.  The Board of Trustees  has adopted a
Deferred  Compensation  Plan for  disinterested  Trustees that enables them to elect to  defer  receipt  of all or a  portion  of the  annual  fees  they are entitled to receive from the Fund. Under the plan, the  compensation  deferred by a Trustee is periodically  adjusted as though an equivalent amount had been invested in shares of one or more  Oppenheimer  funds selected by the Trustee.
The amount paid to the Trustee  under the plan will be  determined  based upon the performance of the selected funds.

      Deferral of  Trustees'  fees under the plan will not  materially  affect the Fund's  assets,  liabilities  and net income per share.  The plan will not obligate  the  Fund  to  retain  the  services  of any  Trustee  or to pay any particular  level of compensation to any Trustee.  Pursuant to an Order issued by the  Securities and Exchange  Commission,  the Fund may invest in the funds selected by the Trustee  under the plan without  shareholder  approval for the limited  purpose  of  determining  the  value of the  Trustee's  deferred  fee account.

Major   Shareholders.   As  of  the  date  of  this  Statement  of  Additional
Information, the only shareholder of record is OppenheimerFunds, Inc.

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics.  The Fund,  the Manager and the  Distributor  have a
Code of  Ethics.  It is  designed  to detect  and  prevent  improper  personal trading  by  certain  employees,  including  portfolio  managers,  that  would compete with or take advantage of the Fund's portfolio  transactions.  Covered persons  include  persons with  knowledge of the  investments  and  investment intentions  of the Fund and other funds  advised by the  Manager.  The Code of
Ethics  does  permit  personnel  subject to the Code to invest in  securities, including  securities that may be purchased or held by the Fund,  subject to a number of  restrictions  and controls.  Compliance  with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the  Fund's  registration  statement filed with the  Securities  and  Exchange  Commission  and can be reviewed and copied at the SEC's Public  Reference Room in Washington,  D.C. You can obtain information  about the hours of  operation  of the  Public  Reference  Room by calling  the SEC at  1-202-942-8090.  The Code of Ethics can also be viewed as part of the Fund's  registration  statement on the SEC's EDGAR database at the
SEC's Internet web site at http://www.sec.gov.  Copies may be obtained,  after paying a  duplicating  fee,  by  electronic  request at the  following  E-mail address:  publicinfo@sec.gov.,  or by  writing to the SEC's  Public  Reference
Section, Washington, D.C. 20549-0102.

      |X| The Investment Advisory  Agreement.  The Manager provides investment advisory  and  management  services to the Fund under an  investment  advisory agreement  between the Manager and the Fund.  The Manager  selects  securities for the Fund's  portfolio and handles its day-to-day  business.  The portfolio manager  of the Fund is  employed  by the  Manager  and is the  person  who is
principally   responsible   for  the  day-to-day   management  of  the  Fund's
portfolio.  Other members of the Manager's  Equity  Portfolio Team provide the portfolio manager with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager,  at its expense, to provide the Fund with adequate  office space,  facilities and  equipment.  It also requires the
Manager to provide and supervise  the  activities  of all  administrative  and clerical personnel required to provide effective  administration for the Fund.
Those  responsibilities  include the  compilation  and  maintenance of records with  respect to its  operations,  the  preparation  and  filing of  specified reports,  and composition of proxy materials and  registration  statements for continuous public sale of shares of the Fund.

      The Fund pays  expenses not  expressly  assumed by the Manager under the advisory agreement.  The advisory agreement lists examples of expenses paid by
the  Fund.  The  major  categories  relate  to  interest,   taxes,   brokerage
commissions,  fees to certain  Trustees,  legal and audit expenses,  custodian and transfer  agent  expenses,  share  issuance  costs,  certain  printing and registration  costs and non-recurring  expenses,  including  litigation costs.
The  management  fees paid by the Fund to the  Manager are  calculated  at the rates  described  in the  Prospectus,  which are  applied to the assets of the
Fund as a whole.  The fees are  allocated  to each class of shares  based upon the relative proportion of the Fund's net assets represented by that class.

      The investment  advisory agreement states that in the absence of willful misfeasance,  bad faith,  gross negligence in the performance of its duties or reckless  disregard  of  its  obligations  and  duties  under  the  investment advisory  agreement,  the Manager is not liable for any loss the Fund sustains for any investment,  adoption of any investment policy, or the purchase,  sale or retention of any security.

      The agreement  permits the Manager to act as investment  adviser for any other  person,  firm or  corporation  and to use  the  name  "Oppenheimer"  in connection with other investment  companies for which it may act as investment adviser  or  general  distributor.  If the  Manager  shall  no  longer  act as investment  adviser to the Fund,  the  Manager may  withdraw  the right of the
Fund to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory Agreement.  One of the duties of the  Manager  under the  investment  advisory  agreement  is to arrange the
portfolio   transactions  for  the  Fund.  The  advisory   agreement  contains
provisions  relating to the employment of  broker-dealers to effect the Fund's portfolio  transactions.  The Manager is authorized by the advisory  agreement to employ  broker-dealers,  including  "affiliated"  brokers,  as that term is defined in the Investment  Company Act. The Manager may employ  broker-dealers that the Manager  thinks in its best judgment  based on all relevant  factors, will implement the policy of the Fund to obtain,  at reasonable  expense,  the
"best execution" of the Fund's portfolio transactions.  "Best execution" means prompt and reliable  execution at the most  favorable  price  obtainable.  The
Manager need not seek competitive commission bidding.  However, it is expected to be aware of the  current  rates of eligible  brokers  and to  minimize  the commissions  paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement,  the Manager may select brokers
(other than  affiliates) that provide  brokerage and/or research  services for the Fund and/or the other  accounts  over which the Manager or its  affiliates have  investment  discretion.  The  commissions  paid to such  brokers  may be higher than another  qualified  broker would  charge,  if the Manager  makes a good  faith  determination  that  the  commission  is fair and  reasonable  in relation  to the  services  provided.  Subject to those  considerations,  as a factor  in  selecting  brokers  for the  Fund's  portfolio  transactions,  the
Manager  may also  consider  sales of shares of the Fund and other  investment companies for which the Manager or an affiliate serves as investment adviser.

Brokerage  Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the  provisions of the investment  advisory  agreement and the  procedures  and  rules  described  above.  Generally,  the  Manager's portfolio  traders  allocate  brokerage  based upon  recommendations  from the
Manager's  portfolio  managers.  In certain instances,  portfolio managers may directly  place trades and allocate  brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions  in  securities  other than those for which an  exchange is the primary  market are generally done with  principals or market  makers.  In transactions  on  foreign  exchanges,  the Fund may be  required  to pay fixed brokerage  commissions  and therefore would not have the benefit of negotiated
commissions  available  in  U.S.  markets.   Brokerage  commissions  are  paid
primarily for  transactions in listed  securities or for certain  fixed-income agency transactions in the secondary market.  Otherwise brokerage  commissions are paid only if it appears  likely that a better  price or  execution  can be obtained by doing so. In an option  transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any  transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment  policies  similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund,  which  could  affect the supply and price of the securities.  If two or more funds advised by the Manager purchase the same  security  on the same day  from the same  dealer,  the  transactions under  those  combined  orders  are  averaged  as to price  and  allocated  in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of debt  obligations  are principal  transactions  at net prices.  Instead of using a broker for those  transactions,  the Fund normally deals  directly  with the  selling or  purchasing  principal  or market  maker unless  the  Manager  determines  that a  better  price  or  execution  can be obtained by using the services of a broker.  Purchases of portfolio securities from  underwriters  include a commission or  concession  paid by the issuer to the  underwriter.  Purchases from dealers include a spread between the bid and asked  prices.  The Fund seeks to obtain  prompt  execution of these orders at the most favorable net price.

      The  investment  advisory  agreement  permits  the  Manager to  allocate brokerage for research services.  The investment research services provided by a  particular  broker  may be  useful  only  to one or  more  of the  advisory accounts of the Manager and its affiliates.  The investment  research received for the  commissions  of those other  accounts  may be useful both to the Fund and one or more of the Manager's  other accounts.  Investment  research may be supplied to the Manager by a third party at the  instance of a broker  through which trades are placed.

      Investment   research  services  include  information  and  analysis  on particular  companies and industries as well as market or economic  trends and portfolio strategy,  market quotations for portfolio evaluations,  information systems,  computer  hardware and similar products and services.  If a research service  also  assists  the  Manager  in  a  non-research  capacity  (such  as bookkeeping or other  administrative  functions),  then only the percentage or
component   that  provides   assistance  to  the  Manager  in  the  investment
decision-making process may be paid in commission dollars.

      The Board of Trustees  permits the Manager to use stated  commissions on secondary  fixed-income  agency  trades  to  obtain  research  if  the  broker represents to the Manager that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was  executed by the broker on an agency basis at the  stated  commission,  and (iii) the trade is not a  riskless  principal transaction.  The Board of Trustees  permits the Manager to use concessions on fixed-price  offerings to obtain research,  in the same manner as is permitted for agency transactions.

      The  research  services  provided  by  brokers  broadens  the  scope and supplements  the research  activities of the Manager.  That research  provides additional views and comparisons for  consideration,  and helps the Manager to obtain market  information  for the  valuation of  securities  that are either held in the  Fund's  portfolio  or are  being  considered  for  purchase.  The
Manager  provides  information  to the  Board  about the  commissions  paid to brokers furnishing such services,  together with the Manager's  representation that the amount of such  commissions  was  reasonably  related to the value or benefit of such services.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal  underwriter in the continuous public offering of the Fund's  different  classes of shares.  The  Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the Distributor.

Distribution  and Service Plans. The Fund has adopted a Service Plan for Class
A shares and  Distribution  and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the  Investment  Company Act. Under those plans the
Fund pays the  Distributor  for all or a  portion  of its  costs  incurred  in connection  with  the  distribution  and/or  servicing  of the  shares  of the particular class.

      Each  plan  has  been  approved  by a vote  of the  Board  of  Trustees,
including a majority of the Independent Trustees2,   cast  in   person   at  a
meeting called for the purpose of voting on that plan. The  shareholder  votes for the  plans  were cast by the  Manager  as the sole  initial  holder of the shares of each class of shares of the Fund.

      Under  the  plans,  the  Manager  and the  Distributor,  in  their  sole discretion,  from time to time,  may use their own  resources to make payments to brokers,  dealers or other  financial  institutions  for  distribution  and administrative  services  they  perform,  at no cost to the Fund to make those payments.  The Manager may use its profits  from the  advisory fee it receives from the Fund. In their sole  discretion,  the Distributor and the Manager may increase  or  decrease  the  amount  of  payments  they  make  from  their own resources to plan recipients.

      Unless a plan is terminated as described  below,  the plan  continues in effect  from year to year but only if the  Fund's  Board of  Trustees  and its
Independent  Trustees  specifically  vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting  called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority of the  Independent  Trustees or by the vote of the holders of a "majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

      The Board of Trustees  and the  Independent  Trustees  must  approve all material  amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be  approved by  shareholders  of the class  affected  by  the  amendment.  Because  Class  B  shares  of  the  Fund automatically  convert  into  Class A shares  after six  years,  the Fund must obtain the  approval of both Class A and Class B  shareholders  for a proposed material  amendment  to  the  Class  A plan  that  would  materially  increase payments under the plan.  That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class,  voting separately by class.

      While the plans are in effect,  the  Treasurer of the Fund shall provide separate  written  reports  on the  plans to the  Board of  Trustees  at least quarterly for its review.  The Reports shall detail the amount of all payments made under a plan and the  purpose  for which the  payments  were made.  Those reports are subject to the review and approval of the Independent Trustees.

      Each  plan  states  that  while  it  is in  effect,  the  selection  and nomination of those Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the  discretion  of the  Independent  Trustees.  This does not prevent the  involvement  of others in the selection  and  nomination process  as long as the  final  decision  as to  selection  or  nomination  is approved by a majority of the Independent Trustees.

      Under the plan for a class,  no payment will be made to any recipient in any quarter in which the  aggregate net asset value of all Fund shares of that class held by the  recipient  for itself and its  customers  does not exceed a minimum  amount,  if any,  that may be set from time to time by a majority  of the Independent  Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments  under the plans.

      |X| Class A Service  Plan  Fees.  Under  the Class A service  plan,  the
Distributor  currently uses the fees it receives from the Fund to pay brokers,
dealers  and  other   financial   institutions   (they  are   referred  to  as
"recipients")  for personal  services and account  maintenance  services  they provide for their  customers  who hold Class A shares.  The services  include, among  others,  answering  customer  inquiries  about the Fund,  assisting  in
establishing  and  maintaining   accounts  in  the  Fund,  making  the  Fund's
investment  plans available and providing other services at the request of the
Fund or the  Distributor.  While  the plan  permits  the  Board  to  authorize payments to the  Distributor to reimburse  itself for services under the plan, the  Board  has not yet  done  so.  The  Distributor  makes  payments  to plan recipients  quarterly  at an annual  rate not to exceed  0.25% of the  average annual net assets  consisting  of Class A shares  held in the  accounts of the recipients or their customers.

      |X| Class B,  Class C and Class N Service  and  Distribution  Plan Fees.
Under the Class B and Class C plans,  service fees and distribution  fees, and under the Class N plan, the  distribution  fees are computed on the average of the net asset value of shares in the  respective  class,  determined as of the close of each regular  business day during the period.  Each plan provides for the  Distributor to be compensated at a flat rate,  whether the  Distributor's distribution  expenses  are  more or less  than the  amounts  paid by the Fund under the plan  during  the  period  for  which the fee is paid.  The types of services that  recipients  provide are similar to the services  provided under the Class A service plan, described above.

      The Class B, the Class C and Class N Plans  permit  the  Distributor  to retain both the  asset-based  sales  charges  and the  service  fees or to pay recipients the service fee on a quarterly  basis,  without payment in advance.
However,  the  Distributor  currently  intends  to  pay  the  service  fee  to recipients  in advance  for the first  year  after the  shares are  purchased.
After the first year shares are  outstanding,  the  Distributor  makes service fee payments  quarterly on those shares.  The advance  payment is based on the net asset value of shares  sold.  Shares  purchased by exchange do not qualify for the  advance  service fee  payment.  If Class B, Class C or Class N shares are redeemed during the first year after their purchase,  the recipient of the service fees on those shares will be obligated to repay the  Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The  asset-based  sales  charge and service  fees  increase  Class B and
Class C expenses by 1.00% and the  asset-based  sales  charge and service fees increase  Class  N  expenses  by  0.50%  of the  net  assets  per  year of the respective class.

      The  Distributor  retains the  asset-based  sales  charge on Class B and
Class N shares. The Distributor  retains the asset-based sales charge on Class
C shares  during  the  first  year the  shares  are  outstanding.  It pays the asset-based sales charge as an ongoing  commission to the recipient on Class C shares  outstanding  for a year or more.  If a dealer has a special  agreement with the  Distributor,  the  Distributor  will pay the Class B, Class C and/or
Class N service fee and the asset-based  sales charge to the dealer  quarterly in lieu of paying  the sales  commissions  and  service  fee in advance at the time of purchase.

      The  asset-based  sales  charges  on Class B, Class C and Class N shares allow  investors to buy shares without a front-end sales charge while allowing the  Distributor to compensate  dealers that sell those shares.  The Fund pays the asset-based  sales charges to the Distributor for its services rendered in distributing  Class B, Class C and Class N shares.  The  payments  are made to the Distributor in recognition that the Distributor:

o     pays sales commissions to authorized  brokers and dealers at the time of sale and pays service fees as described above,
o     may  finance  payment of sales  commissions  and/or  the  advance of the service fee  payment to  recipients  under the plans,  or may provide such  financing  from its own  resources or from the  resources of an affiliate,
o     employs personnel to support  distribution of Class B, Class C and Class
         N shares, and
o     bears  the  costs  of sales  literature,  advertising  and  prospectuses
         (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B, Class C and Class
 N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If the Class B, Class C or Class N shares plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

      All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct Rules of the National  Association of  Securities  Dealers,  Inc. on payments of  asset-based  sales  charges and service fees.

Performance of the Fund

Explanation  of Performance  Terminology.  The Fund uses a variety of terms to illustrate its investment  performance.  Those terms include "cumulative total return,"  "average  annual total return,"  "average annual total return at net asset  value" and "total  return at net asset  value." An  explanation  of how total  returns are  calculated  is set forth below.  The charts below show the
Fund's  performance  as of the Fund's  most recent  fiscal  year end.  You can obtain current  performance  information by calling the Fund's  Transfer Agent at  1.800.525.7048  or by visiting the  OppenheimerFunds  Internet web site at
http://www.oppenheimerfunds.com.

      The Fund's  illustrations of its performance data in advertisements must comply  with rules of the  Securities  and  Exchange  Commission.  Those rules describe  the types of  performance  data that may be used and how it is to be calculated.  In general, any advertisement by the Fund of its performance data must include the average  annual  total  returns for the  advertised  class of shares of the Fund.  Those  returns  must be shown for the 1-, 5- and  10-year periods  (or the life of the class,  if less)  ending as of the most  recently ended calendar quarter prior to the publication of the  advertisement  (or its submission for publication).

      Use of  standardized  performance  calculations  enables an  investor to compare the Fund's  performance to the performance of other funds for the same periods.  However,  a number of factors should be considered  before using the
Fund's   performance   information  as  a  basis  for  comparison  with  other
investments:

      |_| Total returns measure the  performance of a hypothetical  account in the  Fund  over  various  periods  and do not  show  the  performance  of each shareholder's  account.  Your account's  performance  will vary from the model performance  data if your  dividends  are received in cash, or you buy or sell shares  during the period,  or you bought your shares at a different  time and price than the shares used in the model.
      |_| The Fund's performance  returns do no reflect the effect of taxes on dividends and capital gains distributions.
      |_| An  investment  in the Fund is not  insured by the FDIC or any other government agency.
      |_| The  principal  value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's  shares are  redeemed,  they may be worth more or less than their original cost.
      |_|  Total  returns  for any  given  past  period  represent  historical performance  information  and  are  not,  and  should  not  be  considered,  a prediction of future returns.

      The  performance  of each class of shares is shown  separately,  because the  performance  of each class of shares will usually be  different.  That is because  of the  different  kinds of  expenses  each  class  bears.  The total returns  of  each  class  of  shares  of  the  Fund  are  affected  by  market conditions,  the  quality  of the Fund's  investments,  the  maturity  of debt investments,  the  types of  investments  the Fund  holds,  and its  operating expenses that are allocated to the particular class.

      |X|  Total  Return  Information.  There  are  different  types of "total returns"  to measure  the Fund's  performance.  Total  return is the change in value of a hypothetical  investment in the Fund over a given period,  assuming
that  all  dividends  and  capital  gains   distributions  are  reinvested  in
additional  shares  and  that the  investment  is  redeemed  at the end of the period.  Because of  differences  in  expenses  for each class of shares,  the total returns for each class are separately  measured.  The  cumulative  total return  measures the change in value over the entire period (for example,  ten years).  An average  annual  total return shows the average rate of return for each year in a period that would produce the cumulative  total return over the entire  period.  However,  average  annual  total  returns do not show  actual year-by-year  performance.  The Fund uses  standardized  calculations  for its total returns as prescribed by the SEC. The methodology is discussed below.

      In  calculating  total returns for Class A shares,  the current  maximum sales  charge of 5.75% (as a  percentage  of the  offering  price) is deducted from the initial  investment  ("P")  (unless the return is shown without sales charge,  as described  below).  For Class B shares,  payment of the applicable contingent  deferred  sales  charge is  applied,  depending  on the period for which the return is shown:  5.0% in the first year,  4.0% in the second  year,
3.0% in the third and fourth years,  2.0% in the fifth year, 1.0% in the sixth year and none  thereafter.  For Class C  shares,  the 1%  contingent  deferred sales charge is deducted for returns for the 1-year period.  There is no sales charge on Class Y shares.

            |_|  Average  Annual  Total  Return.  The  "average  annual  total return" of each class is an average annual  compounded rate of return for each year in a  specified  number of years.  It is the rate of return  based on the change in value of a  hypothetical  initial  investment  of $1,000 ("P" in the formula  below) held for a number of years ("n" in the  formula) to achieve an
Ending  Redeemable Value ("ERV" in the formula) of that investment,  according to the following formula:

                         (ERV) 1/n
                          ---      -1 = Average Annual Total Return
                          (P)

            |_|  Cumulative  Total  Return.   The  "cumulative  total  return"
calculation  measures  the  change in value of a  hypothetical  investment  of
$1,000 over an entire period of years.  Its calculation  uses some of the same factors as average  annual total  return,  but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                               ERV - P
                               ------- = Total Return
                                  P

            |_| Total  Returns at Net Asset Value.  From time to time the Fund may also quote a  cumulative  or an average  annual total return "at net asset value"  (without  deducting  sales  charges)  for Class A, Class B, Class C or
Class N shares.  Each is based on the  difference in net asset value per share at the  beginning and the end of the period for a  hypothetical  investment in that class of shares  (without  considering  front-end or contingent  deferred sales charges) and takes into  consideration the reinvestment of dividends and capital gains distributions.

Other Performance  Comparisons.  The Fund compares its performance annually to that of an  appropriate  broadly-based  market  index in its Annual  Report to shareholders.  You can obtain that  information  by  contacting  the  Transfer
Agent  at the  addresses  or  telephone  numbers  shown  on the  cover of this
Statement  of   Additional   Information.   The  Fund  may  also  compare  its
performance to that of other  investments,  including  other mutual funds,  or use rankings of its performance by independent  ranking entities.  Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings.  From time to time the Fund may publish the ranking of the  performance  of its classes of shares by Lipper  Analytical  Services,
Inc.  Lipper  is  a  widely-recognized   independent  mutual  fund  monitoring
service.  Lipper monitors the performance of regulated  investment  companies, including  the Fund,  and ranks  their  performance  for  various  periods  in categories based on investment  styles.  The Lipper  performance  rankings are based  on  total  returns  that  include  the  reinvestment  of  capital  gain distributions  and income  dividends  but do not take  sales  charges or taxes
into  consideration.   Lipper  also  publishes  "peer-group"  indices  of  the
performance  of all mutual  funds in a category  that it monitors and averages of the performance of the funds in particular categories.

      |X|  Morningstar  Rankings.  From time to time the Fund may  publish the star  ranking of the  performance  of its  classes  of shares by  Morningstar,
Inc., an independent mutual fund monitoring service.  Morningstar ranks mutual funds in broad  investment  categories:  domestic  stock funds,  international stock funds,  taxable bond funds and municipal bond funds.  The Fund is ranked among domestic stock funds.

      Morningstar  star rankings are based on  risk-adjusted  total investment return.  Investment return measures a fund's (or class's) one-, three-,  five-
and ten-year  average annual total returns  (depending on the inception of the fund  or  class)  in  excess  of  90-day  U.S.  Treasury  bill  returns  after considering the fund's sales charges and expenses.  Risk measures a fund's (or class's)  performance  below  90-day  U.S.  Treasury  bill  returns.  Risk and
investment   return  are   combined  to  produce  star   rankings   reflecting
performance  relative to the average fund in a fund's category.  Five stars is the "highest"  ranking (top 10% of funds in a category),  four stars is "above average"  (next  22.5%),  three stars is  "average"  (next 35%),  two stars is
"below  average"  (next  22.5%) and one star is  "lowest"  (bottom  10%).  The current  star  ranking  is the  fund's  (or  class's)  3-year  ranking  or its combined  3-  and  5-year  ranking  (weighted  60%/40%  respectively),  or its
combined   3-,  5-,  and  10-year   ranking   (weighted   40%,  30%  and  30%,
respectively),  depending  on the  inception  date  of the  fund  (or  class).
Rankings are subject to change monthly.

      The Fund may also compare its  performance to that of other funds in its
Morningstar  category.  In addition  to its star  rankings,  Morningstar  also categorizes and compares a fund's 3-year  performance  based on  Morningstar's classification  of the fund's  investments and investment  style,  rather than how  a  fund  defines  its  investment  objective.  Morningstar's  four  broad categories (domestic equity,  international equity, municipal bond and taxable
bond)  are  each  further   subdivided  into  categories  based  on  types  of
investments and investment styles.  Those comparisons by Morningstar are based on the same  risk and  return  measurements  as its star  rankings  but do not consider the effect of sales charges.

      |X|   Performance   Rankings  and  Comparisons  by  Other  Entities  and
Publications.  From time to time the Fund may  include  in its  advertisements
and  sales  literature  performance   information  about  the  Fund  cited  in
newspapers and other  periodicals  such as The New York Times, The Wall Street
Journal,  Barron's,  or similar  publications.  That  information  may include performance  quotations from other sources,  including Lipper and Morningstar.
The   performance  of  the  Fund's  classes  of  shares  may  be  compared  in
publications   to  the   performance   of  various  market  indices  or  other
investments,  and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      From time to time,  the Fund may  publish  rankings  or  ratings  of the
Manager or Transfer Agent,  and of the investor  services  provided by them to shareholders of the Oppenheimer funds, other than performance  rankings of the
Oppenheimer  funds  themselves.  Those ratings or rankings of shareholder  and investor  services by third parties may include  comparisons of their services to those  provided  by other  mutual fund  families  selected by the rating or ranking  services.  They  may be based  upon the  opinions  of the  rating  or ranking service itself, using its research or judgment,  or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its  advertisements  and sales literature the total return  performance of a hypothetical  investment account that includes  shares of the fund and other  Oppenheimer  funds.  The combined account  may be  part of an  illustration  of an  asset  allocation  model  or similar  presentation.  The  account  performance  may  combine  total  return performance of the fund and the total return  performance of other Oppenheimer funds  included in the account.  Additionally,  from time to time,  the Fund's
advertisements   and  sales  literature  may  include,   for  illustrative  or
comparative  purposes,  statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information  about the performance of certain  securities or commodities markets or segments of those markets,
o     information  about  the  performance  of  the  economies  of  particular countries or regions,
o     the   earnings  of   companies   included  in  segments  of   particular
      industries, sectors, securities markets, countries or regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information  relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

      Additional  information is presented below about the methods that can be used to buy shares of the Fund.  Appendix C contains  more  information  about
the  special  sales  charge   arrangements   offered  by  the  Fund,  and  the
circumstances  in which  sales  charges  may be reduced or waived for  certain classes of investors.

AccountLink.  When shares are  purchased  through  AccountLink,  each purchase must be at least $25.  Shares will be  purchased  on the regular  business day the  Distributor  is  instructed  to initiate  the  Automated  Clearing  House
("ACH")  transfer to buy the shares.  Dividends will begin to accrue on shares purchased  with the  proceeds of ACH  transfers  on the  business day the Fund receives  Federal  Funds for the  purchase  through the ACH system  before the close of The New York Stock  Exchange.  The Exchange  normally  closes at 4:00
P.M.,  but may close earlier on certain days. If Federal Funds are received on a business day after the close of the  Exchange,  the shares will be purchased and  dividends  will begin to accrue on the next  regular  business  day.  The proceeds of ACH transfers  are normally  received by the Fund 3 days after the transfers are initiated.  If the proceeds of the ACH transfer are not received on a timely basis,  the Distributor  reserves the right to cancel the purchase order.  The  Distributor  and the Fund are not  responsible  for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus,  a reduced sales charge rate may be  obtained  for Class A  shares  under  Right of  Accumulation  and
Letters of Intent  because of the  economies of sales efforts and reduction in expenses  realized by the Distributor,  dealers and brokers making such sales.
No sales  charge is  imposed  in  certain  other  circumstances  described  in
Appendix  C  to  this   Statement  of  Additional   Information   because  the
Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of  Accumulation.  To qualify for the lower sales charge rates that apply to larger purchases of Class A shares,  you and your spouse can add together:
o     Class A, Class B and Class N shares  you  purchase  for your  individual accounts  (including IRAs and 403(b) plans), or for your joint accounts, or for trust or  custodial  accounts on behalf of your  children who are minors, and
o     Current  purchases  of Class A,  Class B and  Class N shares of the Fund and  other  Oppenheimer  funds to  reduce  the  sales  charge  rate that applies to current purchases of Class A shares, and
o     Class A, Class B and Class N shares of Oppenheimer  funds you previously purchased  subject to an initial or contingent  deferred sales charge to reduce the sales  charge rate for current  purchases  of Class A shares, provided that you still hold your  investment in one of the  Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust,  estate or other fiduciary  account  (including one or more employee  benefit plans of the same employer) that has multiple  accounts.  The Distributor will add the value, at current  offering price, of the shares you previously  purchased and currently own to the value of current  purchases to determine the sales charge rate that applies.  The reduced sales charge will apply only to current  purchases.  You must request it when you buy shares.

      |X| The Oppenheimer  Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the  sub-distributor  and currently include the following:

Oppenheimer Bond Fund                      Oppenheimer  Main Street  Opportunity
                                           Fund
                                           Oppenheimer  Main  Street  Small  Cap
Oppenheimer Capital Appreciation Fund      Fund
Oppenheimer Capital Income Fund            Oppenheimer MidCap Fund
Oppenheimer Capital Preservation Fund      Oppenheimer Multiple Strategies Fund
Oppenheimer California Municipal Fund      Oppenheimer Municipal Bond Fund
Oppenheimer Champion Income Fund           Oppenheimer New York Municipal Fund
Oppenheimer Convertible Securities Fund    Oppenheimer New Jersey Municipal Fund
                                           Oppenheimer   Pennsylvania  Municipal
Oppenheimer Developing Markets Fund        Fund
Oppenheimer Disciplined Allocation Fund    Oppenheimer Quest Balanced Value Fund
                                           Oppenheimer   Quest   Capital   Value
Oppenheimer Discovery Fund                 Fund, Inc.
                                           Oppenheimer  Quest Global Value Fund,
Oppenheimer Emerging Growth Fund           Inc.
                                           Oppenheimer  Quest  Opportunity Value
Oppenheimer Emerging Technologies Fund     Fund
                                           Oppenheimer  Quest  Small  Cap  Value
Oppenheimer Enterprise Fund                Fund
Oppenheimer Europe Fund                    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Florida Municipal Fund         Oppenheimer Real Asset Fund
Oppenheimer Global Fund                    Oppenheimer Select Managers
Oppenheimer Global Growth & Income Fund    Oppenheimer Senior Floating Rate Fund
Oppenheimer Gold & Special Minerals Fund   Oppenheimer Strategic Income Fund
Oppenheimer Growth Fund                    Oppenheimer Total Return Fund, Inc.
Oppenheimer High Yield Fund                Oppenheimer Trinity Core Fund
Oppenheimer Intermediate Municipal Fund    Oppenheimer Trinity Growth Fund
Oppenheimer International Bond Fund        Oppenheimer Trinity Value Fund
Oppenheimer International Growth Fund      Oppenheimer U.S. Government Trust
Oppenheimer  International  Small  Company
Fund                                       Oppenheimer Value Fund
Oppenheimer Large Cap Growth Fund          Limited-Term New York Municipal Fund
Oppenheimer Limited-Term Government Fund   Rochester Fund Municipals
Oppenheimer  Main  Street  Growth & Income
Fund

And the following money market funds:

Centennial America Fund, L. P.             Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust     Centennial Tax Exempt Trust
Centennial Government Trust                Oppenheimer Cash Reserves
Centennial Money Market Trust              Oppenheimer Money Market Fund, Inc.

      There is an initial  sales  charge on the  purchase of Class A shares of each of the  Oppenheimer  funds except the money market  funds.  Under certain
circumstances   described  in  this   Statement  of  Additional   Information,
redemption  proceeds of certain  money  market fund shares may be subject to a contingent deferred sales charge.

      |X| Letters of Intent.  Under a Letter of Intent,  if you purchase Class
A shares  or  Class A and  Class B shares  of the Fund and  other  Oppenheimer funds  during a 13-month  period,  you can reduce the sales  charge  rate that applies  to your  purchases  of  Class A  shares.  The  total  amount  of your intended  purchases  of both  Class A and Class B shares  will  determine  the reduced  sales  charge  rate for the  Class A  shares  purchased  during  that period.  You can include  purchases  made up to 90 days before the date of the
Letter.

      A  Letter  of  Intent  is an  investor's  statement  in  writing  to the
Distributor  of the intention to purchase  Class A shares or Class A and Class
B shares of the Fund (and other  Oppenheimer  funds) during a 13-month  period
(the "Letter of Intent period").  At the investor's request,  this may include purchases  made up to 90 days  prior to the  date of the  Letter.  The  Letter states the investor's  intention to make the aggregate  amount of purchases of shares which, when added to the investor's  holdings of shares of those funds, will equal or exceed the amount  specified  in the Letter.  Purchases  made by reinvestment  of dividends or  distributions  of capital  gains and  purchases made at net asset value  without  sales charge do not count toward  satisfying the amount of the Letter.

      A Letter  enables  an  investor  to count the Class A and Class B shares purchased  under  the  Letter to  obtain  the  reduced  sales  charge  rate on purchases  of Class A shares of the Fund (and other  Oppenheimer  funds)  that applies  under the  Right of  Accumulation  to  current  purchases  of Class A shares.  Each  purchase of Class A shares under the Letter will be made at the offering price  (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In  submitting a Letter,  the investor  makes no  commitment to purchase shares.  However,  if the investor's  purchases of shares within the Letter of
Intent period,  when added to the value (at offering  price) of the investor's holdings of shares on the last day of that period,  do not equal or exceed the intended purchase amount,  the investor agrees to pay the additional amount of sales charge applicable to such purchases.  That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor  from time to time).  The  investor  agrees that shares equal in value to 5% of the intended purchase  amount will be held in escrow by the Transfer  Agent  subject to the
Terms of Escrow.  Also,  the  investor  agrees to be bound by the terms of the
Prospectus,  this Statement of Additional Information and the Application used for a Letter of Intent.  If those terms are amended,  as they may be from time to time by the Fund, the investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible  purchases made during the Letter of Intent period do  not  equal  or  exceed  the  intended  purchase  amount,  the  commissions previously  paid to the  dealer of record  for the  account  and the amount of sales  charge  retained  by the  Distributor  will be  adjusted  to the  rates applicable to actual total purchases.  If total eligible  purchases during the
Letter of Intent  period  exceed the intended  purchase  amount and exceed the amount  needed to qualify for the next sales charge rate  reduction  set forth in the Prospectus,  the sales charges paid will be adjusted to the lower rate.
That  adjustment  will be made  only if and when  the  dealer  returns  to the
Distributor  the  excess of the amount of  commissions  allowed or paid to the dealer  over the amount of  commissions  that  apply to the  actual  amount of purchases.  The excess commissions returned to the Distributor will be used to purchase  additional shares for the investor's  account at the net asset value per  share  in  effect  on the  date  of such  purchase,  promptly  after  the
Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow for  purchases  of shares of the Fund and other Oppenheimer funds by  OppenheimerFunds  prototype
401(k) plans under a Letter of Intent.  If the intended  purchase amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period,  there will be no adjustment of commissions  paid to the  broker-dealer  or financial institution of record for accounts held in the name of that plan.

      In  determining  the total  amount  of  purchases  made  under a Letter, shares  redeemed by the  investor  prior to the  termination  of the Letter of
Intent  period will be  deducted.  It is the  responsibility  of the dealer of record  and/or  the  investor  to advise the  Distributor  about the Letter in placing  any  purchase  orders  for the  investor  during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X| Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial  purchase (or  subsequent  purchases if necessary)
made  pursuant to a Letter,  shares of the Fund equal in value up to 5% of the intended  purchase  amount  specified in the Letter shall be held in escrow by the Transfer Agent. For example,  if the intended  purchase amount is $50,000, the escrow  shall be shares  valued in the amount of $2,500  (computed  at the offering  price  adjusted for a $50,000  purchase).  Any dividends and capital gains  distributions on the escrowed shares will be credited to the investor's account

      2. If the  total  minimum  investment  specified  under  the  Letter  is completed  within the  thirteen-month  Letter of Intent  period,  the escrowed shares will be promptly released to the investor

      3. If, at the end of the  thirteen-month  Letter of  Intent  period  the total  purchases  pursuant to the Letter are less than the  intended  purchase amount specified in the Letter,  the investor must remit to the Distributor an amount  equal to the  difference  between the dollar  amount of sales  charges actually  paid and the amount of sales  charges  which would have been paid if the total amount  purchased had been made at a single time.  That sales charge adjustment  will apply to any shares  redeemed  prior to the completion of the
Letter.  If the  difference  in sales  charges is not paid within  twenty days after a request from the  Distributor  or the dealer,  the  Distributor  will, within  sixty  days of the  expiration  of the  Letter,  redeem  the number of escrowed shares  necessary to realize such  difference in sales charges.  Full and fractional  shares  remaining  after such redemption will be released from escrow.  If a request  is  received  to redeem  escrowed  shares  prior to the payment of such  additional  sales  charge,  the sales charge will be withheld from the redemption proceeds.

      4. By signing the  Letter,  the  investor  irrevocably  constitutes  and appoints the Transfer  Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

      5. The shares  eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:

(a)   Class A shares sold with a front-end  sales charge or subject to a Class
             A contingent deferred sales charge,
(b)   Class  B  shares  of  other  Oppenheimer  funds  acquired  subject  to a contingent deferred sales charge, and
(c)   Class A or Class B shares  acquired  by  exchange  of either (1) Class A shares of one of the other  Oppenheimer  funds that were acquired subject to a Class A initial or contingent  deferred sales charge or (2) Class B shares of one of the other  Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow  hereunder will  automatically be exchanged for shares of another fund to which an exchange is requested,  as described in the section of the  Prospectus  entitled  "How to Exchange  Shares" and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  To  establish  an  Asset  Builder  Plan to buy  shares directly  from a bank  account,  you must enclose a check (the minimum is $25)
for the initial  purchase  with your  application.  Shares  purchased by Asset
Builder  Plan  payments  from bank  accounts  are  subject  to the  redemption restrictions for recent purchases  described in the Prospectus.  Asset Builder
Plans are  available  only if your bank is an ACH member.  Asset Builder Plans may  not  be  used  to  buy  shares  for  OppenheimerFunds  employer-sponsored qualified  retirement  accounts.  Asset Builder Plans also enable shareholders of  Oppenheimer  Cash  Reserves  to use their  fund  account  to make  monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make  payments  from your bank account to purchase  shares of the
Fund,  your bank  account  will be debited  automatically.  Normally the debit will be made two business days prior to the  investment  dates selected in the
Application.  Neither the  Distributor,  the Transfer Agent nor the Fund shall be responsible  for any delays in purchasing  shares  resulting from delays in
ACH transmissions.

      Before  you  establish  Asset  Builder  payments,  you  should  obtain a prospectus  of the  selected  fund(s)  from  your  financial  advisor  (or the
Distributor)  and request an application  from the  Distributor.  Complete and return it. You may change the amount of your Asset Builder  payment or you can terminate these  automatic  investments at any time by writing to the Transfer
Agent.  The Transfer  Agent  requires a reasonable  period  (approximately  10 days) after receipt of your  instructions to implement them. The Fund reserves the right to amend,  suspend,  or discontinue  offering Asset Builder plans at any time without prior notice.

Retirement  Plans.  Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced  sales charge rates,  as described in Appendix B to this Statement of Additional  Information.  Certain special  sales  charge  arrangements  described  in  that  Appendix  apply  to retirement  plans whose records are maintained on a daily  valuation  basis by
Merrill  Lynch Pierce  Fenner & Smith,  Inc. or an  independent  record keeper that has a contract or special  arrangement with Merrill Lynch. If on the date the plan sponsor  signed the Merrill Lynch record  keeping  service  agreement the plan has less than $3 million in assets  (other  than  assets  invested in money market funds)  invested in applicable  investments,  then the retirement plan  may  purchase  only  Class  B  shares  of  the  Oppenheimer  funds.  Any retirement  plans in that category that currently  invest in Class B shares of the Fund will have  their  Class B shares  converted  to Class A shares of the
Fund when the plan's applicable investments reach $5 million.

Cancellation  of Purchase  Orders.  Cancellation  of  purchase  orders for the
Fund's  shares  (for  example,  when a purchase  check is returned to the Fund unpaid)  causes a loss to be  incurred  when the net asset value of the Fund's shares on the  cancellation  date is less than on the purchase date. That loss is equal to the  amount  of the  decline  in the net  asset  value  per  share multiplied  by the number of shares in the  purchase  order.  The  investor is responsible  for that loss. If the investor  fails to compensate  the Fund for the loss, the  Distributor  will do so. The Fund may reimburse the Distributor for that  amount by  redeeming  shares  from any  account  registered  in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund represents an interest in the same  portfolio  of  investments  of the  Fund.  However,  each  class has different shareholder  privileges and features. The net income attributable to
Class B,  Class C or  Class N shares  and the  dividends  payable  on Class B,
Class C or  Class N shares  will be  reduced  by  incremental  expenses  borne solely by that class.  Those expenses include the asset-based sales charges to which Class B, Class C and Class N are subject.

      The  availability of different  classes of shares permits an investor to choose  the  method of  purchasing  shares  that is more  appropriate  for the investor.  That may depend on the amount of the  purchase,  the length of time the investor expects to hold shares, and other relevant  circumstances.  Class
A shares normally are sold subject to an initial sales charge.  While Class B,
Class C and Class N shares have no initial  sales  charge,  the purpose of the deferred  sales  charge and  asset-based  sales charge on Class B, Class C and
Class N shares  is the same as that of the  initial  sales  charge  on Class A shares - to  compensate  the  Distributor  and brokers,  dealers and financial institutions  that sell shares of the Fund. A  salesperson  who is entitled to receive  compensation from his or her firm for selling Fund shares may receive different  levels  of  compensation  for  selling  one  class of  shares  than another.

      The  Distributor  will not accept any order in the amount of $500,000 or more for Class B shares or $1  million or more for Class C shares on behalf of a single  investor (not including  dealer "street name" or omnibus  accounts).
That is because  generally it will be more  advantageous  for that investor to purchase Class A shares of the Fund.

      |X| Class B  Conversion.  Under  current  interpretations  of applicable federal  income tax law by the Internal  Revenue  Service,  the  conversion of
Class B shares to Class A shares  after six years is not  treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should  change,  the automatic  conversion  feature may be suspended.  In that event,  no further  conversions  of Class B shares would occur while that suspension  remained  in  effect.  Although  Class  B  shares  could  then  be exchanged  for Class A shares on the basis of relative  net asset value of the two classes,  without the  imposition  of a sales charge or fee, such exchange could  constitute a taxable  event for the holder,  and absent such  exchange,
Class B shares might  continue to be subject to the  asset-based  sales charge for longer than six years.

      |X| Allocation of Expenses.  The Fund pays expenses related to its daily operations,  such as custodian  fees,  Trustees'  fees,  transfer agency fees, legal  fees and  auditing  costs.  Those  expenses  are paid out of the Fund's assets and are not paid  directly by  shareholders.  However,  those  expenses reduce the net asset value of shares,  and therefore are  indirectly  borne by shareholders through their investment.

      The  methodology  for  calculating  the net asset value,  dividends  and distributions  of the Fund's share classes  recognizes  two types of expenses.
General  expenses  that  do not  pertain  specifically  to any one  class  are allocated  pro rata to the shares of all classes.  The  allocation is based on the  percentage of the Fund's total assets that is  represented  by the assets of each  class,  and then  equally to each  outstanding  share  within a given class. Such general expenses include  management fees, legal,  bookkeeping and audit fees, printing and mailing costs of shareholder  reports,  Prospectuses,
Statements  of  Additional   Information   and  other  materials  for  current
shareholders,   fees  to  unaffiliated  Trustees,  custodian  expenses,  share
issuance  costs,   organization  and  start-up  costs,  interest,   taxes  and
brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly  attributable to a particular class are allocated  equally to each  outstanding  share within that class.  Examples of such expenses  include  distribution  and service plan (12b-1) fees,  transfer and  shareholder  servicing agent fees and expenses,  and shareholder  meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset  Values Per Share.  The net asset values per share of each  class  of  shares  of the  Fund  are  determined  as of the  close of business  of The New York  Stock  Exchange  on each day that the  Exchange  is open.  The  calculation is done by dividing the value of the Fund's net assets attributable  to a class  by the  number  of  shares  of that  class  that are outstanding.  The Exchange  normally  closes at 4:00 P.M.,  New York time, but may  close  earlier  on some  other  days  (for  example,  in case of  weather emergencies or on days falling before a holiday).  The Exchange's  most recent annual  announcement (which is subject to change) states that it will close on
New Year's Day,  Presidents'  Day,  Martin Luther King,  Jr. Day, Good Friday,
Memorial Day,  Independence  Day,  Labor Day,  Thanksgiving  Day and Christmas
Day. It may also close on other days.

      Dealers  other than  Exchange  members  may  conduct  trading in certain securities  on days on which the  Exchange is closed  (including  weekends and
U.S.  holidays) or after 4:00 P.M. on a regular  business  day. The Fund's net asset values will not be calculated  on those days,  and the values of some of the Fund's portfolio  securities may significantly  change on those days, when shareholders  may not  purchase  or redeem  shares.  Additionally,  trading on
European and Asian stock exchanges and  over-the-counter  markets  normally is completed before the close of The New York Stock Exchange.

      Changes  in the values of  securities  traded on  foreign  exchanges  or markets as a result of events that occur after the prices of those  securities are determined,  but before the close of The New York Stock Exchange, will not be  reflected  in the  Fund's  calculation  of its net asset  values  that day unless the Board of Trustees  determines  that the event is likely to effect a material  change  in the  value of the  security.  The  Manager  may make that determination, under procedures established by the Board.

      |X| Securities  Valuation.  The Fund's Board of Trustees has established procedures  for the  valuation  of the Fund's  securities.  In  general  those procedures are as follows:

      |_| Equity securities traded on a U.S.  securities exchange or on NASDAQ are valued as follows:
(1)   if last sale information is regularly  reported,  they are valued at the last reported  sale price on the principal  exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2)   if last sale  information is not available on a valuation date, they are valued at the last  reported  sale price  preceding  the valuation date if it is within the spread of the  closing  "bid" and "asked"
            prices on the  valuation  date or, if not,  at the  closing  "bid"
            price on the valuation date.

      |_| Equity securities traded on a foreign securities  exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service  approved by the
            Board of Trustees, or
(2)   at the last sale price  obtained by the  Manager  from the report of the principal  exchange  on which the  security  is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean  between  the "bid" and  "asked"  prices  obtained  from the principal  exchange  on which the  security  is traded  or, on the basis  of  reasonable  inquiry,  from  two  market  makers  in the security.

      |_| Long-term debt securities  having a remaining  maturity in excess of
60 days are valued  based on the mean  between  the "bid" and  "asked"  prices determined  by a portfolio  pricing  service  approved by the Fund's  Board of
Trustees  or  obtained by the  Manager  from two active  market  makers in the security on the basis of reasonable inquiry.

      |_| The  following  securities  are valued at the mean between the "bid"
and "asked"  prices  determined  by a pricing  service  approved by the Fund's
Board of Trustees or obtained by the Manager from two active  market makers in the security on the basis of reasonable inquiry:
(1)   debt  instruments  that  have a  maturity  of more  than 397  days  when issued,
(2)   debt  instruments  that had a maturity  of 397 days or less when  issued and have a remaining maturity of more than 60 days, and
(3)   non-money  market  debt  instruments  that had a maturity of 397 days or less when  issued and which have a  remaining  maturity of 60 days or less.

      |_|  The  following   securities  are  valued  at  cost,   adjusted  for
amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money  market fund that had a maturity  of less than 397 days when  issued that have a remaining maturity of 60 days or less, and
(2)   debt  instruments  held by a money  market  fund that  have a  remaining maturity of 397 days or less.

      |_|   Securities   (including   restricted    securities)   not   having
readily-available  market quotations are valued at fair value determined under the Board's  procedures.  If the Manager is unable to locate two market makers willing to give  quotes,  a  security  may be priced at the mean  between  the
"bid" and "asked"  prices  provided by a single  active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities,  mortgage-backed  securities, corporate bonds and foreign government securities,  when last sale information is not generally  available,  the Manager may use pricing services approved by the Board of Trustees.  The pricing  service may use "matrix"  comparisons  to the prices for  comparable  instruments  on the basis of quality,  yield,  and maturity.  Other  special  factors  may be  involved  (such as the  tax-exempt status  of the  interest  paid by  municipal  securities).  The  Manager  will monitor the  accuracy of the pricing  services.  That  monitoring  may include comparing  prices  used for  portfolio  valuation  to actual  sales  prices of selected securities.

      The  closing  prices  in  the  London  foreign   exchange  market  on  a
particular  business day that are provided to the Manager by a bank, dealer or pricing  service  that the Manager has  determined  to be reliable are used to value foreign currency,  including forward  contracts,  and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts,  calls,  and  futures  are  valued at the last  sale  price on the principal  exchange on which they are traded or on NASDAQ,  as applicable,  as determined  by a pricing  service  approved by the Board of Trustees or by the
Manager.  If there  were no sales  that day,  they shall be valued at the last sale  price on the  preceding  trading  day if it is within  the spread of the closing  "bid" and "asked"  prices on the  principal  exchange or on NASDAQ on the  valuation  date.  If not, the value shall be the closing bid price on the principal  exchange or on NASDAQ on the  valuation  date.  If the put, call or future is not traded on an  exchange  or on NASDAQ,  it shall be valued by the mean between "bid" and "asked" prices  obtained by the Manager from two active market  makers.  In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option,  an amount equal to the premium received is included in the Fund's  Statement of Assets and Liabilities as an asset. An equivalent  credit  is  included  in the  liability  section.  The  credit  is adjusted  ("marked-to-market")  to reflect  the  current  market  value of the option.  In  determining  the  Fund's  gain on  investments,  if a call or put written by the Fund is  exercised,  the proceeds are  increased by the premium received.  If a call or put written by the Fund  expires,  the Fund has a gain in the  amount of the  premium.  If the Fund  enters  into a closing  purchase transaction,  it will have a gain or loss,  depending  on whether  the premium received  was more or less than the cost of the  closing  transaction.  If the
Fund  exercises  a put it holds,  the amount the Fund  receives on its sale of the  underlying  investment  is reduced  by the amount of premium  paid by the
Fund.

How to Sell Shares

Information  on how to sell  shares of the Fund is  stated in the  Prospectus.
The information  below provides  additional  information  about the procedures and conditions for redeeming shares.

Reinvestment Privilege.  Within six months of a redemption,  a shareholder may reinvest all or part of the redemption proceeds of:

      |_|   Class A shares  purchased  subject to an initial  sales  charge or
         Class A shares on which a contingent  deferred sales charge was paid,
         or
      |_|   Class B  shares  that  were  subject  to the  Class  B  contingent deferred sales charge when redeemed.

      The  reinvestment  may be made  without  sales  charge  only in  Class A shares of the Fund or any of the other  Oppenheimer funds into which shares of the Fund are  exchangeable  as  described in "How to Exchange  Shares"  below.
Reinvestment  will be at the net asset value next computed  after the Transfer
Agent receives the  reinvestment  order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment.  This privilege does not apply to Class C, Class N or Class Y shares.  The Fund may  amend,  suspend or cease offering this  reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital  gain that was  realized  when the shares  were  redeemed is taxable,  and  reinvestment  will not alter any  capital  gains tax payable on that gain. If there has been a capital loss on the redemption,  some or all of the loss may not be tax deductible,  depending on the timing and amount of the reinvestment.  Under the Internal Revenue Code, if the redemption  proceeds of
Fund shares on which a sales charge was paid are  reinvested  in shares of the
Fund or  another  of the  Oppenheimer  funds  within 90 days of payment of the sales  charge,  the  shareholder's  basis in the  shares of the Fund that were redeemed  may not  include  the amount of the sales  charge  paid.  That would reduce the loss or increase the gain recognized from the redemption.  However, in that  case the  sales  charge  would be  added to the  basis of the  shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind".  The  Prospectus  states that payment for shares  tendered for redemption is ordinarily made in cash.  However,  the Board of Trustees of the Fund may determine  that it would be  detrimental to the best interests of the remaining  shareholders of the Fund to make payment of a redemption  order wholly  or  partly  in cash.  In that  case,  the Fund may pay the  redemption proceeds in whole or in part by a distribution "in kind" of liquid  securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be  governed by Rule 18f-1 under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem  shares solely in cash up to the  lesser  of  $250,000  or 1% of the net  assets  of the Fund during any 90-day  period for any one  shareholder.  If shares are redeemed in kind,  the  redeeming  shareholder  might  incur  brokerage  or other costs in selling the securities for cash.  The Fund will value  securities  used to pay redemptions  in kind  using  the  same  method  the  Fund  uses to  value  its portfolio  securities described above under "Determination of Net Asset Values
Per Share." That valuation  will be made as of the time the  redemption  price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees has the right to cause the involuntary  redemption of the shares held in any account if the aggregate net asset  value of those  shares is less than $500 or such  lesser  amount as the Board may fix.  The Board  will not cause the  involuntary  redemption  of shares in an  account  if the  aggregate  net asset  value of such  shares has fallen below the stated minimum solely as a result of market fluctuations.  If the Board  exercises  this  right,  it may also fix the  requirements  for any notice to be given to the  shareholders  in question  (not less than 30 days).
The Board may  alternatively  set requirements for the shareholder to increase the  investment,  or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of transfer to the name of another  person or entity.  It does not matter whether the transfer  occurs by absolute  assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When  shares  subject  to a  contingent  deferred  sales  charge  are transferred,  the  transferred  shares will remain  subject to the  contingent deferred sales charge. It will be calculated as if the transferee  shareholder had  acquired the  transferred  shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares  held in an account  are  transferred,  and some but not all shares in the account  would be subject to a  contingent  deferred sales charge if redeemed at the time of transfer,  the priorities described in the  Prospectus  under "How to Buy Shares" for the  imposition of the Class B,
Class C or Class N  contingent  deferred  sales  charge  will be  followed  in determining the order in which shares are transferred.

Distributions   From  Retirement  Plans.   Requests  for  distributions   from
OppenheimerFunds-sponsored  IRAs,  403(b)(7)  custodial plans, 401(k) plans or
pension  or   profit-sharing   plans   should  be   addressed   to   "Trustee,
OppenheimerFunds  Retirement  Plans,"  c/o the  Transfer  Agent at its address listed in "How To Sell Shares" in the  Prospectus or on the back cover of this
Statement of Additional Information. The request must

(1)   state the reason for the distribution;
(2)   state the owner's  awareness  of tax  penalties if the  distribution  is premature; and
(3)   conform to the  requirements of the plan and the Fund's other redemption requirements.

      Participants      (other     than     self-employed      persons)     in
OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its  fiduciary  may not directly  request redemption of their accounts.  The plan  administrator  or fiduciary must sign the request.

      Distributions  from  pension  and profit  sharing  plans are  subject to special  requirements  under the Internal  Revenue Code and certain  documents
(available  from the Transfer  Agent) must be completed  and  submitted to the
Transfer  Agent  before  the  distribution  may be  made.  Distributions  from retirement  plans are subject to withholding  requirements  under the Internal
Revenue Code, and IRS Form W-4P  (available  from the Transfer  Agent) must be submitted  to  the  Transfer  Agent  with  the  distribution  request,  or the distribution may be delayed.  Unless the shareholder has provided the Transfer
Agent with a certified tax  identification  number,  the Internal Revenue Code requires that tax be withheld from any  distribution  even if the  shareholder elects not to have tax withheld.  The Fund, the Manager, the Distributor,  and
the  Transfer  Agent  assume  no   responsibility   to  determine   whether  a
distribution  satisfies the  conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special  Arrangements  for Repurchase of Shares from Dealers and Brokers.  The
Distributor  is the Fund's  agent to  repurchase  its shares  from  authorized dealers or brokers on behalf of their customers.  Shareholders  should contact their  broker or dealer to arrange  this type of  redemption.  The  repurchase price  per  share  will  be the  net  asset  value  next  computed  after  the
Distributor receives an order placed by the dealer or broker.  However, if the
Distributor  receives a  repurchase  order  from a dealer or broker  after the close of The New York Stock  Exchange  on a regular  business  day, it will be processed  at that  day's net asset  value if the  order was  received  by the dealer or broker from its  customers  prior to the time the  Exchange  closes.
Normally,  the  Exchange  closes at 4:00  P.M.,  but may do so earlier on some days.  Additionally,  the order must have been  transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily,   for  accounts  redeemed  by  a  broker-dealer  under  this procedure,  payment will be made within three  business  days after the shares have been redeemed upon the Distributor's  receipt of the required  redemption documents in proper form. The  signature(s)  of the  registered  owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic  Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can  authorize  the Transfer  Agent to redeem  shares
(having  a value of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal  Plan.  Shares will
be  redeemed   three  business  days  prior  to  the  date  requested  by  the shareholder for receipt of the payment.  Automatic withdrawals of up to $1,500 per month may be  requested  by  telephone if payments are to be made by check payable  to all  shareholders  of  record.  Payments  must also be sent to the address of record for the account and the address  must not have been  changed
within   the   prior   30   days.   Required   minimum    distributions   from
OppenheimerFunds-sponsored  retirement  plans  may  not be  arranged  on  this basis.

      Payments  are  normally   made  by  check,   but   shareholders   having
AccountLink  privileges  (see  "How  To  Buy  Shares")  may  arrange  to  have
Automatic  Withdrawal Plan payments transferred to the bank account designated on the Account  Application or by  signature-guaranteed  instructions  sent to the  Transfer  Agent.  Shares are normally  redeemed  pursuant to an Automatic
Withdrawal  Plan three business days before the payment  transmittal  date you select in the Account  Application.  If a  contingent  deferred  sales  charge applies to the redemption,  the amount of the check or payment will be reduced accordingly.

      The Fund cannot  guarantee  receipt of a payment on the date  requested.
The Fund reserves the right to amend,  suspend or  discontinue  offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular  additional
Class A share purchases while  participating in an Automatic  Withdrawal Plan.
Class B,  Class C and Class N  shareholders  should not  establish  withdrawal plans,  because of the imposition of the  contingent  deferred sales charge on such withdrawals  (except where the contingent deferred sales charge is waived as described in Appendix B, below).

      By requesting an Automatic  Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions  that apply to such plans, as stated below.
These  provisions  may be  amended  from time to time by the Fund  and/or  the
Distributor.   When  adopted,  any  amendments  will  automatically  apply  to existing Plans.

      |X| Automatic  Exchange Plans.  Shareholders  can authorize the Transfer
Agent to  exchange  a  pre-determined  amount of shares of the Fund for shares
(of the same class) of other  Oppenheimer  funds  automatically  on a monthly, quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum  amount  that may be  exchanged  to each  other  fund  account is $25.
Instructions  should  be  provided  on  the  OppenheimerFunds  Application  or signature-guaranteed  instructions.  Exchanges  made  under  these  plans  are subject to the  restrictions  that apply to  exchanges as set forth in "How to
Exchange  Shares" in the  Prospectus and below in this Statement of Additional
Information.

      |X|  Automatic  Withdrawal  Plans.  Fund  shares  will  be  redeemed  as necessary to meet withdrawal payments.  Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested  dividends and capital gains  distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal  payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be  considered  as a yield or income on your investment.

      The Transfer Agent will administer the investor's  Automatic  Withdrawal
Plan as agent for the shareholder(s)  (the "Planholder") who executed the Plan authorization  and application  submitted to the Transfer  Agent.  Neither the
Fund nor the Transfer  Agent shall incur any liability to the  Planholder  for any  action  taken  or not  taken  by the  Transfer  Agent  in good  faith  to administer the Plan. Share  certificates  will not be issued for shares of the
Fund  purchased  for and held  under the Plan,  but the  Transfer  Agent  will credit all such shares to the account of the  Planholder on the records of the
Fund.  Any  share  certificates  held  by  a  Planholder  may  be  surrendered unendorsed to the Transfer Agent with the Plan  application so that the shares represented by the certificate may be held under the Plan.

      For accounts  subject to Automatic  Withdrawal  Plans,  distributions of capital gains must be reinvested in shares of the Fund,  which will be done at net  asset  value  without a sales  charge.  Dividends  on shares  held in the account may be paid in cash or reinvested.

      Shares  will be redeemed  to make  withdrawal  payments at the net asset value per share  determined  on the  redemption  date.  Checks or  AccountLink payments  representing  the  proceeds  of Plan  withdrawals  will  normally be transmitted  three business days prior to the date selected for receipt of the payment,  according  to the choice  specified  in  writing by the  Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement  payments and the address to which  checks are to be mailed or  AccountLink  payments are to be sent may be changed at any time by the  Planholder by writing to the Transfer  Agent.  The
Planholder   should  allow  at  least  two  weeks'  time  after  mailing  such notification  for the  requested  change to be put in effect.  The  Planholder may, at any time,  instruct  the  Transfer  Agent by written  notice to redeem all,  or any part of, the shares  held under the Plan.  That notice must be in
proper  form  in  accordance  with  the   requirements  of  the   then-current
Prospectus  of the Fund.  In that case,  the  Transfer  Agent will  redeem the number of shares  requested  at the net  asset  value per share in effect  and will mail a check for the proceeds to the Planholder.

      The  Planholder  may  terminate  a Plan at any  time by  writing  to the
Transfer  Agent.  The Fund may also give  directions to the Transfer  Agent to terminate  a Plan.  The  Transfer  Agent will also  terminate  a Plan upon its receipt of  evidence  satisfactory  to it that the  Planholder  has died or is legally  incapacitated.  Upon  termination  of a Plan by the Transfer Agent or the Fund,  shares that have not been redeemed  will be held in  uncertificated form  in  the  name  of  the  Planholder.  The  account  will  continue  as  a
dividend-reinvestment,   uncertificated   account   unless  and  until  proper
instructions  are  received  from  the  Planholder,  his  or her  executor  or guardian, or another authorized person.

      To use  shares  held  under  the  Plan as  collateral  for a  debt,  the
Planholder  may request  issuance  of a portion of the shares in  certificated form.  Upon written  request  from the  Planholder,  the  Transfer  Agent will determine the number of shares for which a certificate  may be issued  without causing the withdrawal  checks to stop.  However,  should such  uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer  Agent ceases to act as transfer agent for the Fund, the
Planholder  will be deemed to have  appointed any successor  transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As  stated in the  Prospectus,  shares of a  particular  class of  Oppenheimer funds  having more than one class of shares may be  exchanged  only for shares of the same class of other  Oppenheimer  funds.  Shares of  Oppenheimer  funds that have a single  class  without a class  designation  are deemed  "Class A"
shares for this  purpose.  You can obtain a current list  showing  which funds offer which classes by calling the Distributor at 1.800.525.7048.
o     All of the  Oppenheimer  funds  currently  offer Class A, B and C shares except  Oppenheimer  Money Market Fund,  Inc.,  Centennial  Money Market
      Trust,   Centennial  Tax  Exempt  Trust,  Centennial  Government  Trust,
      Centennial New York Tax Exempt Trust,  Centennial  California Tax Exempt
      Trust,  and  Centennial  America  Fund,  L.P.,  which only offer Class A shares.
o     Class B, Class C and Class N shares of  Oppenheimer  Cash  Reserves  are generally  available  only by exchange  from the same class of shares of other  Oppenheimer  funds or through  OppenheimerFunds-sponsored  401(k)
      plans.
o     Only certain  Oppenheimer funds currently offer Class Y shares.  Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged  for shares of any other fund.
o     Only certain  Oppenheimer  funds currently  offer Class N shares,  which are only offered to  retirement  plans as  described in the  Prospectus.
      Class N  shares  can be  exchanged  only  for  Class N  shares  of other
      Oppenheimer funds.
o     Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may be
      exchanged only for Class A shares of other  Oppenheimer  funds. They may not be  acquired  by  exchange  of  shares  of any  class  of any  other
      Oppenheimer  funds  except  Class A shares of  Oppenheimer  Money Market
      Fund or  Oppenheimer  Cash  Reserves  acquired  by  exchange  of Class M shares.
o     Class A  shares  of  Senior  Floating  Rate  Fund are not  available  by exchange of Class A shares of other  Oppenheimer  funds.  Class A shares of Senior  Floating Rate Fund that are exchanged for shares of the other
      Oppenheimer  funds  may not be  exchanged  back for  Class A  shares  of
      Senior Floating Rate Fund.
o     Class X shares of Limited Term New York  Municipal Fund can be exchanged only for Class B shares of other  Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of  Oppenheimer  Capital  Preservation  Fund may not be exchanged for shares of  Oppenheimer  Money Market Fund,  Inc.,  Oppenheimer  Cash
      Reserves or Oppenheimer  Limited-Term Government Fund. Only participants in certain  retirement plans may purchase shares of Oppenheimer  Capital
      Preservation  Fund, and only those  participants  may exchange shares of other Oppenheimer funds for shares of Oppenheimer  Capital  Preservation
      Fund.
o     Class  A  shares  of  Oppenheimer  Senior  Floating  Rate  Fund  are not
      available  by exchange  of shares of  Oppenheimer  Money  Market Fund or
      Class A shares of Oppenheimer  Cash  Reserves.  If any Class A shares of another  Oppenheimer  fund  that are  exchanged  for  Class A shares  of
      Oppenheimer  Senior  Floating  Rate  Fund  are  subject  to the  Class A contingent  deferred sales charge of the other  Oppenheimer  fund at the time of  exchange,  the  holding  period  for  that  Class A  contingent deferred  sales  charge  will  carry  over  to the  Class  A  shares  of
      Oppenheimer  Senior  Floating Rate Fund  acquired in the  exchange.  The
      Class A shares of  Oppenheimer  Senior  Floating  Rate Fund  acquired in that exchange will be subject to the Class A Early Withdrawal  Charge of
      Oppenheimer  Senior  Floating Rate Fund if they are  repurchased  before the expiration of the holding period.
o     Class A,  Class B,  Class C and  Class Y Shares  of  Oppenheimer  Select
      Managers  Mercury  Advisors  S&P  Index  Fund  and  Oppenheimer   Select
      Managers QM Active Balanced Fund are only available to retirement  plans and are  available  only by  exchange  from the same  class of shares of other Oppenheimer funds held by retirement plans.

      Class A shares of Oppenheimer  funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor.  Shares of any money  market  fund  purchased  without a sales  charge may be  exchanged  for shares of  Oppenheimer  funds  offered with a sales charge upon payment of the sales charge.  They may also be used to purchase  shares of Oppenheimer  funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares  of  Oppenheimer  Money  Market  Fund,  Inc.  purchased  with the redemption  proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries)  redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other  Oppenheimer  funds without being subject to an initial sales charge or contingent  deferred sales charge.  To qualify for that privilege,  the investor or the investor's dealer must notify the  Distributor of eligibility for this privilege at the time the shares of Oppenheimer  Money Market Fund,  Inc. are  purchased.  If requested, they must supply proof of entitlement to this privilege.

      Shares  of  the  Fund   acquired  by   reinvestment   of   dividends  or
distributions  from  any of the  other  Oppenheimer  funds  or from  any  unit investment trust for which  reinvestment  arrangements have been made with the
Distributor  may be  exchanged  at net asset  value  for  shares of any of the
Oppenheimer funds.

      The Fund may amend,  suspend or terminate the exchange  privilege at any time.  Although the Fund may impose these changes at any time, it will provide you  with  notice  of  those  changes  whenever  it  is  required  to do so by applicable  law.  It may be  required  to  provide  60 days  notice  prior  to materially amending or terminating the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.

      |_|  How  Exchanges  Affect  Contingent   Deferred  Sales  Charges.   No
contingent  deferred  sales  charge is imposed on  exchanges  of shares of any class purchased subject to a contingent deferred sales charge.  However,  when
Class A shares  acquired by  exchange  of Class A shares of other  Oppenheimer funds  purchased  subject to a Class A  contingent  deferred  sales charge are redeemed  within  18 months of the end of the  calendar  month of the  initial purchase of the  exchanged  Class A shares,  the Class A  contingent  deferred sales  charge is  imposed  on the  redeemed  shares.  The  Class B  contingent deferred  sales  charge is imposed on Class B shares  acquired  by exchange if they are  redeemed  within 6 years of the initial  purchase  of the  exchanged
Class B shares.  The Class C  contingent  deferred  sales charge is imposed on
Class C shares  acquired by exchange if they are redeemed  within 12 months of the initial purchase of the exchanged Class C shares.  With respect to Class N shares,  a 1%  contingent  deferred  sales  charge  will  be  imposed  if  the retirement  plan (not  including IRAs and 403(b) plans) is terminated or Class
N shares of all  Oppenheimer  funds are terminated as an investment  option of the plan and Class N shares  are  redeemed  within 18 months  after the plan's first  purchase of Class N shares of any  Oppenheimer  fund or with respect to an  individual  retirement  plan or 403(b)  plan,  Class N shares are redeemed within  18  months  of the  plan's  first  purchase  of Class N shares  of any
Oppenheimer fund.

      When  Class B,  Class C or Class N shares  are  redeemed  to  effect  an exchange,  the  priorities  described in "How To Buy Shares" in the Prospectus for the  imposition  of the Class B,  Class C or Class N  contingent  deferred sales  charge will be followed  in  determining  the order in which the shares are  exchanged.  Before  exchanging  shares,  shareholders  should  take  into account how the exchange may affect any contingent  deferred sales charge that
might  be  imposed  in  the   subsequent   redemption  of  remaining   shares.
Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple  Exchange Orders.  The Fund reserves the right to reject telephone or written exchange  requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for  exchanges of up to 50 accounts per day from  representatives  of authorized dealers that qualify for this privilege.

      |X| Telephone  Exchange  Requests.  When exchanging shares by telephone, a shareholder  must have an existing account in the fund to which the exchange is to be made. Otherwise,  the investors must obtain a Prospectus of that fund before the exchange request may be submitted.  If all telephone lines are busy
(which  might  occur,  for  example,  during  periods  of  substantial  market fluctuations),  shareholders  might  not  be  able  to  request  exchanges  by telephone and would have to submit written exchange requests.

      |X| Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the Transfer Agent  receives an exchange  request in proper form (the  "Redemption  Date").  Normally,  shares of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed  by either  fund up to five  business  days if it  determines  that it would be  disadvantaged by an immediate  transfer of the redemption  proceeds.
The Fund  reserves  the  right,  in its  discretion,  to refuse  any  exchange request  that may  disadvantage  it. For  example,  if the receipt of multiple exchange  requests  from a dealer might require the  disposition  of portfolio securities at a time or at a price that might be  disadvantageous to the Fund, the Fund may refuse the request.  When you exchange some or all of your shares from  one  fund to  another,  any  special  account  feature  such as an Asset
Builder Plan or Automatic  Withdrawal  Plan,  will be switched to the new fund account  unless you tell the  Transfer  Agent not to do so.  However,  special redemption  and  exchange  features  such  as  Automatic  Exchange  Plans  and
Withdrawal  Plans  cannot be  switched  to an  account in  Oppenheimer  Senior
Floating Rate Fund.

      In connection with any exchange request,  the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include shares subject to a restriction  cited in the Prospectus or this
Statement of  Additional  Information,  or would include  shares  covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different  Oppenheimer  funds  available for exchange have different investment  objectives,  policies and risks. A shareholder  should assure that the fund  selected  is  appropriate  for his or her  investment  and should be aware  of  the  tax  consequences  of an  exchange.  For  federal  income  tax purposes,  an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of  another.  "Reinvestment  Privilege,"  above, discusses some of the tax consequences of reinvestment of redemption  proceeds in such cases.  The Fund, the  Distributor,  and the Transfer Agent are unable to provide  investment,  tax or legal advice to a  shareholder  in  connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends  and  Distributions.  The Fund has no fixed  dividend rate and there can be no assurance as to the payment of any dividends or the  realization  of any capital gains. The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the  composition of the Fund's  portfolio,  and expenses borne by the Fund or borne  separately by a class.  Dividends are  calculated  in the same manner,  at the same time, and on the same day for each class of shares.  However,  dividends on Class B,
Class C and Class N shares are expected to be lower than  dividends on Class A and Class Y shares.  That is because of the  effect of the  asset-based  sales charge  on Class B,  Class C and  Class N shares.  Those  dividends  will also differ in amount as a  consequence  of any  difference in the net asset values of the different classes of shares.

      Dividends,  distributions  and proceeds of the redemption of Fund shares represented by checks  returned to the Transfer Agent by the Postal Service as undeliverable  will be invested in shares of  Oppenheimer  Money  Market Fund,
Inc.  Reinvestment  will be made as promptly  as possible  after the return of such checks to the Transfer  Agent, to enable the investor to earn a return on otherwise idle funds.  Unclaimed  accounts may be subject to state escheatment laws, and the Fund and the Transfer  Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

Tax  Status  of the  Fund's  Dividends  and  Distributions.  The  Federal  tax
treatment of the Fund's  dividends and capital gains  distributions is briefly highlighted in the Prospectus.

      Special  provisions of the Internal  Revenue Code govern the eligibility of the Fund's  dividends  for the  dividends-received  deduction for corporate shareholders.  Long-term capital gains  distributions are not eligible for the deduction.  The amount of dividends  paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying  dividends that the
Fund derives from portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate shareholder will not be eligible for the deduction  on dividends  paid on Fund shares held for 45 days or less.  To the extent  the  Fund's  dividends  are  derived  from gross  income  from  option premiums,  interest income or short-term  gains from the sale of securities or dividends from foreign corporations,  those dividends will not qualify for the deduction.

      Under the  Internal  Revenue  Code,  by December 31 each year,  the Fund must  distribute  98% of its taxable  investment  income earned from January 1 through  December 31 of that year and 98% of its capital gains realized in the period  from  November 1 of the prior year  through  October 31 of the current year.  If it does  not,  the Fund must pay an excise  tax on the  amounts  not distributed.  It is  presently  anticipated  that the  Fund  will  meet  those requirements.  However,  the Board of Trustees and the Manager might determine in a particular  year that it would be in the best  interests of  shareholders for the Fund not to make such  distributions at the required levels and to pay the excise tax on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated  investment  company"  under the  Internal  Revenue  Code  (although it reserves the right not to qualify).
That qualification  enables the Fund to "pass through" its income and realized capital gains to  shareholders  without having to pay tax on them. This avoids a double tax on that income and capital  gains,  since  shareholders  normally will be taxed on the  dividends  and capital  gains they receive from the Fund
(unless the Fund's shares are held in a retirement  account or the shareholder is  otherwise  exempt  from  tax).  If  the  Fund  qualifies  as a  "regulated investment  company"  under the Internal  Revenue  Code, it will not be liable
for  Federal   income  taxes  on  amounts   paid  by  it  as   dividends   and
distributions.  The Fund  qualified as a regulated  investment  company in its last fiscal  year.  The  Internal  Revenue  Code  contains a number of complex tests  relating  to  qualification  which  the  Fund  might  not  meet  in any particular  year. If it did not so qualify,  the Fund would be treated for tax purposes as an ordinary  corporation and receive no tax deduction for payments made to shareholders.

      If prior  distributions made by the Fund must be  re-characterized  as a non-taxable  return of capital  at the end of the  fiscal  year as a result of the effect of the Fund's investment policies,  they will be identified as such in notices sent to shareholders.

Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or  capital gains  distributions  in shares of the same class of any of the other  Oppenheimer  funds listed above.  Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or  distribution.
To elect this  option,  the  shareholder  must  notify the  Transfer  Agent in
writing  and  must  have  an  existing   account  in  the  fund  selected  for
reinvestment.  Otherwise the  shareholder  first must obtain a prospectus  for that fund and an  application  from the  Distributor  to establish an account.
Dividends and/or  distributions from shares of certain other Oppenheimer funds
(other than  Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The  Distributor.  The Fund's  shares are sold  through  dealers,  brokers and
other   financial    institutions   that   have   a   sales   agreement   with
OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager that acts as the Fund's  Distributor.  The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent, is
a division  of the  Manager.  It is  responsible  for  maintaining  the Fund's shareholder  registry  and  shareholder  accounting  records,  and for  paying dividends  and  distributions  to  shareholders.  It also handles  shareholder servicing and  administrative  functions.  It serves as the Transfer Agent for an annual per account  fee. It also acts as  shareholder  servicing  agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer  Agent at the address and toll-free  numbers shown on the back cover.

The  Custodian.  The Bank of New York is the  Custodian of the Fund's  assets.
The  Custodian's  responsibilities  include  safeguarding  and controlling the
Fund's  portfolio  securities and handling the delivery of such  securities to and from  the  Fund.  It will be the  practice  of the  Fund to deal  with the
Custodian in a manner  uninfluenced by any banking  relationship the Custodian may have with the Manager and its  affiliates.  The Fund's cash  balances with the  custodian  in excess of $100,000  are not  protected  by Federal  deposit insurance. Those uninsured balances at times may be substantial.

Independent  Accountants.  KPMG  LLP are the  independent  accountants  of the
Fund.  They audit the Fund's  financial  statements  and perform other related audit  services.  They also act as accountants for certain other funds advised by the Manager and its affiliates.

                         Independent Auditors' Report

The Board of Trustees and Shareholder
Oppenheimer Mid Cap Value Fund:

We have  audited  the  accompanying  statement  of assets and  liabilities  of
Oppenheimer Mid Cap Value Fund as of March 20, 2001. This financial  statement is the  responsibility  of the Fund's  management.  Our  responsibility  is to express an opinion on this financial statement based on our audit.

We  conducted  our  audit in  accordance  with  auditing  standards  generally accepted in the United  States of America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about whether the financial  statement  is free of  material  misstatement.  An  audit  includes examining,  on a test basis,  evidence  supporting the amounts and disclosures in the financial  statement.  Our procedures  include  confirmation of cash in bank by correspondence  with the custodian.  An audit also includes  assessing the accounting  principles used and significant  estimates made by management, as well  as  evaluating  the  overall  financial  statement  presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our  opinion,  the  statement of assets and  liabilities  referred to above
presents  fairly,  in  all  material  respects,   the  financial  position  of
Oppenheimer  Mid Cap  Value  Fund as of  March  20,  2001 in  conformity  with accounting principles generally accepted in the United States of America.

                                    KPMG LLP

Denver, Colorado
March 22, 2001

                        Oppenheimer Mid Cap Value Fund

                     Statement of Assets and Liabilities
                                March 20, 2001

ASSETS                       Composite  Class A  Class B Class C Class N  Class Y

Cash                         $100,000   $100,000 $0      $0      $0       $0

Total Assets                 100,000

LIABILITIES

Net Assets                   $100,000

NET ASSETS - Applicable to   $100,000   $100,000 $0      $0      $0       $0
10,000 Class A shares

NET ASSET VALUE PER SHARE               $10.00   $0.0    $0.0    $0.0     $0.0
(net assets divided by
10,000 shares of Class A
shares).

MAXIMUM OFFERING PRICE PER              $10.61   $0.0    $0.0    $0.0     $0.0
SHARE (net asset value plus
sales charge of 5.75% of
offering price for Class A
shares.

Notes:

1.    Oppenheimer  Mid Cap Value Fund (the "Fund"),  a  diversified,  open-end management  investment company, was formed on January 8, 2001, and has had no  operations  through  March 20,  2001  other  than  those  relating  to organizational  matters and the sale and issuance of 10,000 Class A shares of beneficial interest to OppenheimerFunds, Inc. (OFI)

2.    OFI assumed all organization costs which were estimated at $43,250.

3.    The Fund  intends to comply in its initial  fiscal  year and  thereafter with  provisions  of the  Internal  Revenue Code  applicable  to regulated investment  companies and as such,  will not be subject to federal  income taxes on otherwise  taxable income  (including net realized capital gains)
    distributed to shareholders.

4.    On February 8, 2001 the Fund's  Board  approved an  Investment  Advisory
    Agreement  with OFI, a Service  Plan and  Agreement  for Class A shares of the Fund with  OppenheimerFunds  Distributor,  Inc.  (OFDI)  and a General
    Distributor's  Agreement  with OFDI as explained in the Fund's  Prospectus and Statement of Additional Information.

                                     A-1
                                  Appendix A

                           Industry Classifications

Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

                                     B-11
                                  Appendix B

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases,  the initial sales charge that applies to purchases of Class
A shares3 of the  Oppenheimer  funds or the  contingent  deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.4 That is because  of the  economies  of  sales  efforts  realized  by  OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"),  or by dealers or other  financial  institutions  that offer those  shares to certain classes of investors.

Not  all  waivers  apply  to all  funds.  For  example,  waivers  relating  to
Retirement Plans do not apply to Oppenheimer  municipal funds,  because shares of those funds are not  available  for purchase by or on behalf of  retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers  described below and in the Prospectus and Statement of Additional  Information of the applicable  Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
(1)   plans qualified under Sections 401(a) or 401(k) of the Internal  Revenue
           Code,
(2)   non-qualified deferred compensation plans,
(3)   employee benefit plans5
(4)   Group Retirement Plans6
(5)   403(b)(7) custodial plan accounts
(6)   Individual  Retirement  Accounts ("IRAs"),  including  traditional IRAs,
           Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The  interpretation  of these provisions as to the  applicability of a special arrangement  or waiver in a particular  case is in the sole  discretion of the
Distributor  or the  transfer  agent  (referred  to in  this  document  as the
"Transfer  Agent") of the  particular  Oppenheimer  fund.  These  waivers  and special  arrangements may be amended or terminated at any time by a particular fund, the  Distributor,  and/or  OppenheimerFunds,  Inc.  (referred to in this document as the "Manager").

Waivers  that apply at the time shares are  redeemed  must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases  of Class A Shares of  Oppenheimer  Funds  That Are Not  Subject  to
Initial  Sales  Charge but May Be Subject to the Class A  Contingent  Deferred
Sales Charge (unless a waiver applies).

      There is no initial  sales  charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below.  However,  these purchases may be subject to the Class A  contingent  deferred  sales  charge if redeemed within  18  months  of the end of the  calendar  month of their  purchase,  as described  in the  Prospectus  (unless a waiver  described  elsewhere  in this
Appendix applies to the redemption).  Additionally,  on shares purchased under these  waivers  that are  subject  to the Class A  contingent  deferred  sales charge,  the Distributor will pay the applicable  concession  described in the
Prospectus under "Class A Contingent Deferred Sales Charge."7 This      waiver
provision applies to:
-     Purchases of Class A shares aggregating $1 million or more.
-     Purchases of Class A shares by a Retirement  Plan that was  permitted to purchase  such  shares at net asset  value but  subject to a  contingent deferred sales charge prior to March 1, 2001.
-     Purchases  by  an   OppenheimerFunds-sponsored   Rollover  IRA,  if  the
      purchases are made:
(1)   through a broker,  dealer,  bank or registered  investment  adviser that
         has  made  special   arrangements  with  the  Distributor  for  those
         purchases, or
(2)   by a direct rollover of a distribution from a qualified  Retirement Plan if the administrator of that Plan has made special  arrangements with the Distributor for those purchases.
   -  Purchases  of Class A shares by  Retirement  Plans  that have any of the following record-keeping arrangements:
(1)   The record  keeping is performed by Merrill Lynch Pierce Fenner & Smith,
         Inc.  ("Merrill Lynch") on a daily valuation basis for the Retirement
         Plan. On the date the plan sponsor signs the  record-keeping  service agreement with Merrill  Lynch,  the Plan must have $3 million or more of its assets invested in (a) mutual funds,  other than those advised or managed by Merrill Lynch  Investment  Management,  L.P.  ("MLIM"),
         that are made available  under a Service  Agreement  between  Merrill
         Lynch and the mutual fund's  principal  underwriter  or  distributor, and (b) funds  advised or managed  by MLIM (the  funds  described  in
         (a) and (b) are referred to as "Applicable Investments").
(2)   The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation  basis by a record keeper whose services are provided under a contract or  arrangement  between the  Retirement  Plan and Merrill
         Lynch.  On the date the plan sponsor signs the record keeping service agreement with Merrill  Lynch,  the Plan must have $3 million or more of its assets  (excluding  assets  invested  in money  market  funds)
         invested in Applicable Investments.
(3)   The record  keeping  for a  Retirement  Plan is handled  under a service agreement  with Merrill  Lynch and on the date the plan sponsor  signs that  agreement,  the  Plan  has 500 or more  eligible  employees  (as determined by the Merrill Lynch plan conversion manager).
    - Purchases   by  a   Retirement   Plan   whose   record   keeper   had  a
      cost-allocation  agreement with the Transfer Agent on or before March 1,
      2001.

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A.  Waivers of Initial  and  Contingent  Deferred  Sales  Charges  for Certain
Purchasers.

Class A shares  purchased by the  following  investors  are not subject to any
Class A sales charges (and no concessions  are paid by the Distributor on such purchases):
-     The Manager or its affiliates.
-     Present or former  officers,  directors,  trustees  and  employees  (and
      their   "immediate   families")  of  the  Fund,   the  Manager  and  its
      affiliates,   and  retirement  plans   established  by  them  for  their
      employees.   The  term  "immediate   family"  refers  to  one's  spouse,
      children,   grandchildren,    grandparents,   parents,   parents-in-law,
      brothers and sisters, sons- and daughters-in-law,  a sibling's spouse, a spouse's  siblings,  aunts,  uncles,  nieces and  nephews;  relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
-     Registered  management  investment  companies,  or separate  accounts of insurance  companies  having  an  agreement  with  the  Manager  or  the
      Distributor for that purpose.
-     Dealers or brokers that have a sales agreement with the Distributor,  if they purchase shares for their own accounts or for retirement  plans for their employees.
-     Employees and registered  representatives (and their spouses) of dealers or brokers  described above or financial  institutions that have entered into sales  arrangements  with such  dealers  or brokers  (and which are identified  as such to the  Distributor)  or with the  Distributor.  The purchaser  must certify to the  Distributor at the time of purchase that the purchase is for the  purchaser's  own account (or for the benefit of such employee's spouse or minor children).
-     Dealers,  brokers,  banks or  registered  investment  advisors that have entered into an agreement with the  Distributor  providing  specifically for the use of  shares  of the Fund in  particular  investment  products made  available  to  their  clients.  Those  clients  may be  charged  a transaction  fee by  their  dealer,  broker,  bank  or  advisor  for the purchase or sale of Fund shares.
-     Investment  advisors  and  financial  planners  who have entered into an agreement  for this  purpose  with the  Distributor  and who  charge  an advisory,  consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
-     "Rabbi trusts" that buy shares for their own accounts,  if the purchases are made through a broker or agent or other financial  intermediary that has made special arrangements with the Distributor for those purchases.
-     Clients of investment  advisors or financial planners (that have entered into an agreement for this purpose with the  Distributor) who buy shares for their own accounts may also  purchase  shares  without  sales charge but only if their  accounts  are  linked  to a master  account  of their investment  advisor or financial planner on the books and records of the broker,  agent or financial  intermediary with which the Distributor has made such special  arrangements . Each of these investors may be charged a fee by the broker,  agent or  financial  intermediary  for  purchasing shares.
-     Directors,  trustees,  officers or full-time employees of OpCap Advisors or its  affiliates,  their  relatives  or  any  trust,  pension,  profit sharing or other benefit plan which  beneficially  owns shares for those persons.
-     Accounts  for  which  Oppenheimer  Capital  (or  its  successor)  is the
      investment   advisor   (the   Distributor   must  be   advised  of  this
      arrangement)  and persons who are  directors  or trustees of the company or trust which is the beneficial owner of such accounts.
-     A unit investment  trust that has entered into an appropriate  agreement with the Distributor.
-     Dealers,  brokers,  banks, or registered  investment  advisers that have entered  into an  agreement  with  the  Distributor  to sell  shares  to defined  contribution  employee  retirement  plans for which the dealer, broker or investment adviser provides administration services.
-     Retirement  Plans and  deferred  compensation  plans and trusts  used to fund those plans  (including,  for example,  plans  qualified or created under sections  401(a),  401(k),  403(b) or 457 of the Internal  Revenue
      Code), in each case if those purchases are made through a broker,  agent or other financial  intermediary that has made special arrangements with the Distributor for those purchases.
-     A  TRAC-2000  401(k)  plan  (sponsored  by the  former  Quest  for Value
      Advisors)  whose  Class B or Class C shares of a Former  Quest for Value
      Fund  were  exchanged  for  Class  A  shares  of  that  Fund  due to the termination  of the Class B and Class C  TRAC-2000  program on  November
      24, 1995.
-     A qualified  Retirement  Plan that had agreed with the former  Quest for
      Value  Advisors to purchase  shares of any of the Former Quest for Value
      Funds  at  net  asset  value,  with  such  shares  to  be  held  through
      DCXchange,  a  sub-transfer  agency mutual fund  clearinghouse,  if that arrangement was  consummated  and share purchases  commenced by December
      31, 1996.

B.  Waivers  of  Initial  and  Contingent  Deferred  Sales  Charges in Certain
Transactions.

Class A shares  issued or  purchased  in the  following  transactions  are not subject to sales charges (and no  concessions  are paid by the  Distributor on such purchases):
   -  Shares  issued  in  plans  of  reorganization,  such as  mergers,  asset acquisitions and exchange offers, to which the Fund is a party.
-     Shares   purchased   by  the   reinvestment   of   dividends   or  other
      distributions  reinvested  from  the  Fund or  other  Oppenheimer  funds
      (other than  Oppenheimer  Cash Reserves) or unit  investment  trusts for which reinvestment arrangements have been made with the Distributor.
-     Shares  purchased  through  a  broker-dealer  that  has  entered  into a special  agreement with the Distributor to allow the broker's  customers to purchase and pay for shares of  Oppenheimer  funds using the proceeds of shares  redeemed  in the prior 30 days from a mutual fund (other than a fund  managed by the Manager or any of its  subsidiaries)  on which an initial sales charge or contingent  deferred sales charge was paid. This waiver  also  applies  to  shares  purchased  by  exchange  of shares of
      Oppenheimer  Money Market Fund, Inc. that were purchased and paid for in this manner.  This waiver must be requested  when the purchase  order is placed for shares of the Fund, and the Distributor may require  evidence of qualification for this waiver.
-     Shares  purchased with the proceeds of maturing  principal  units of any
      Qualified Unit Investment Liquid Trust Series.
-     Shares   purchased  by  the   reinvestment   of  loan  repayments  by  a
      participant  in a Retirement  Plan for which the Manager or an affiliate acts as sponsor.

C.  Waivers  of the Class A  Contingent  Deferred  Sales  Charge  for  Certain
Redemptions.

The Class A  contingent  deferred  sales  charge is also waived if shares that would  otherwise  be  subject  to the  contingent  deferred  sales  charge are redeemed in the following cases:
   -  To make Automatic  Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
-     Involuntary  redemptions  of shares by operation  of law or  involuntary redemptions  of small  accounts  (please refer to  "Shareholder  Account
      Rules and Policies," in the applicable fund Prospectus).
-     For distributions from Retirement Plans,  deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)   Following  the death or disability  (as defined in the Internal  Revenue
           Code) of the  participant or  beneficiary.  The death or disability must occur after the participant's account was established.
(2)   To return excess contributions.
(3)   To return contributions made due to a mistake of fact.
(4)   Hardship withdrawals, as defined in the plan.8
(5)   Under a Qualified  Domestic  Relations Order, as defined in the Internal
           Revenue  Code,  or, in the case of an IRA, a divorce or  separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)   To meet the minimum  distribution  requirements of the Internal  Revenue
           Code.
(7)   To make "substantially  equal periodic payments" as described in Section
           72(t) of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.
(9)   Separation from service.9
(10)  Participant-directed  redemptions  to  purchase  shares of a mutual fund
           (other than a fund  managed by the Manager or a  subsidiary  of the
           Manager)  if the  plan  has  made  special  arrangements  with  the
           Distributor.
(11)  Plan  termination  or  "in-service  distributions,"  if  the  redemption proceeds are rolled over directly to an  OppenheimerFunds-sponsored
           IRA.
   -  For  distributions  from  Retirement  Plans having 500 or more  eligible employees,  except  distributions  due  to  termination  of  all  of the
      Oppenheimer funds as an investment option under the Plan.
   -  For  distributions  from 401(k) plans sponsored by  broker-dealers  that have  entered into a special  agreement  with the  Distributor  allowing this waiver.

III.  Waivers  of Class B, Class C and Class N Sales  Charges  of  Oppenheimer
Funds

The Class B, Class C and Class N contingent  deferred  sales  charges will not be applied to shares  purchased in certain types of  transactions  or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N  contingent  deferred  sales  charges will be waived for redemptions of shares in the following cases:
-     Shares  redeemed  involuntarily,  as described in  "Shareholder  Account
      Rules and Policies," in the applicable Prospectus.
-     Redemptions  from accounts  other than  Retirement  Plans  following the death or  disability  of the last  surviving  shareholder,  including  a trustee  of a  grantor  trust or  revocable  living  trust for which the trustee is also the sole beneficiary.  The death or disability must have occurred after the account was established,  and for disability you must provide  evidence  of  a  determination  of  disability  by  the  Social
      Security Administration.
-     Distributions  from accounts for which the  broker-dealer  of record has entered into a special  agreement  with the  Distributor  allowing  this waiver.
-     Redemptions  of Class B shares held by  Retirement  Plans whose  records are  maintained  on a daily  valuation  basis  by  Merrill  Lynch  or an independent record keeper under a contract with Merrill Lynch.
-     Redemptions of Class C shares of Oppenheimer U.S.  Government Trust from accounts of clients of financial  institutions  that have entered into a special arrangement with the Distributor for this purpose.
-     Redemptions  requested in writing by a Retirement  Plan sponsor of Class
      C shares of an  Oppenheimer  fund in  amounts of $1 million or more held by the  Retirement  Plan  for  more  than one  year,  if the  redemption proceeds  are  invested  in  Class A shares  of one or more  Oppenheimer funds.
-     Distributions10  from Retirement  Plans or other employee  benefit plans for any of the following purposes:
(1)   Following  the death or disability  (as defined in the Internal  Revenue
           Code) of the  participant or  beneficiary.  The death or disability must occur after the  participant's  account was  established in an
           Oppenheimer fund.
(2)   To return excess contributions made to a participant's account.
(3)   To return contributions made due to a mistake of fact.
(4)   To make hardship withdrawals, as defined in the plan.11
(5)   To make  distributions  required  under a Qualified  Domestic  Relations
           Order or, in the case of an IRA, a divorce or separation  agreement described in Section 71(b) of the Internal Revenue Code.
(6)   To meet the minimum  distribution  requirements of the Internal  Revenue
           Code.
(7)   To make "substantially  equal periodic payments" as described in Section
           72(t) of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.12
(9)   On account of the participant's separation from service.13
(10)  Participant-directed  redemptions  to  purchase  shares of a mutual fund
           (other  than a fund  managed by the  Manager or a  subsidiary  of the
           Manager) offered as an investment  option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11)  Distributions  made on account  of a plan  termination  or  "in-service"
           distributions,  if the redemption  proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12)  Distributions   from  Retirement  Plans  having  500  or  more  eligible
           employees,  except distributions made because of the elimination of all of the  Oppenheimer  funds as an  investment  option  under the
           Plan.
(13)  For  distributions  from a  participant's  account  under  an  Automatic
           Withdrawal Plan after the  participant  reaches age 59 1/2, as long as the  aggregate  value of the  distributions  does not exceed 10% of the account's value, adjusted annually.
      (14) Redemptions  of Class B shares under an Automatic  Withdrawal  Plan for an  account  other than a  Retirement  Plan,  if the  aggregate value of the redeemed  shares does not exceed 10% of the  account's value, adjusted annually.
      (15) For  distributions  from 401(k) plans  sponsored by  broker-dealers that have entered into a special  arrangement  with the Distributor allowing this waiver.
      -  Redemptions  of Class B shares or Class C shares  under an  Automatic
Withdrawal  Plan from an account other than a Retirement Plan if the aggregate value of the  redeemed  shares  does not  exceed  10% of the  account's  value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The  contingent  deferred  sales  charge is also waived on Class B and Class C shares sold or issued in the following cases:
-     Shares sold to the Manager or its affiliates.
-     Shares sold to registered  management  investment  companies or separate accounts of insurance  companies having an agreement with the Manager or the Distributor for that purpose.
-     Shares issued in plans of reorganization to which the Fund is a party.
-     Shares  sold to  present  or former  officers,  directors,  trustees  or employees  (and  their  "immediate  families"  as  defined  above  in
         Section  I.A.)  of the  Fund,  the  Manager  and its  affiliates  and retirement plans established by them for their employees.

IV. Special Sales Charge  Arrangements for Shareholders of Certain Oppenheimer
Funds Who Were Shareholders of Former Quest for Value Funds

The initial and  contingent  deferred sales charge rates and waivers for Class
A, Class B and Class C shares  described  in the  Prospectus  or  Statement of
Additional  Information  of the  Oppenheimer  funds are  modified as described below for certain persons who were  shareholders of the former Quest for Value
Funds. To be eligible,  those persons must have been  shareholders on November
24, 1995, when  OppenheimerFunds,  Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc.      Oppenheimer Small Cap Value Fund
Oppenheimer Quest Balanced Value Fund   Oppenheimer  Quest  Global Value Fund,
Inc.
Oppenheimer Quest Opportunity Value Fund

      These  arrangements  also apply to  shareholders  of the following funds when  they  merged  (were  reorganized)  into  various  Oppenheimer  funds  on
November 24, 1995:

 Quest for Value U.S. Government Income Fund
 Quest for Value New York Tax-Exempt Fund
 Quest for Value Investment Quality Income Fund
 Quest for Value National Tax-Exempt Fund
 Quest for Value Global Income Fund      Quest    for     Value     California
 Tax-Exempt Fund

      All of the funds listed  above are  referred to in this  Appendix as the
"Former  Quest for  Value  Funds."  The  waivers  of  initial  and  contingent deferred  sales  charges  described  in this  Appendix  apply to  shares of an
Oppenheimer fund that are either:
    -   acquired by such  shareholder  pursuant to an exchange of shares of an
        Oppenheimer fund that was one of the Former Quest for Value Funds, or
    -   purchased  by such  shareholder  by  exchange  of  shares  of  another
        Oppenheimer  fund that were acquired  pursuant to the merger of any of the Former Quest for Value Funds into that other  Oppenheimer  fund on
        November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

   -- Reduced  Class A Initial  Sales  Charge  Rates for Certain  Former Quest
for Value Funds Shareholders.

Purchases  by Groups  and  Associations.  The  following  table sets forth the initial  sales  charge  rates  for  Class A shares  purchased  by  members  of
"Associations"  formed for any purpose other than the purchase of  securities.
The rates in the table apply if that  Association  purchased  shares of any of the Former  Quest for Value  Funds or  received a proposal  to  purchase  such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                                            Initial Sales
Number of               Initial Sales          Charge            Concession
Eligible Employees      Charge as a %       as a % of Net         as % of
or Members            of Offering Price    Amount Invested     Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At least 10 but not         2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by  Associations  having 50 or more eligible  employees or members,  there is no initial sales charge on purchases of Class A shares, but those  shares are  subject to the Class A  contingent  deferred  sales  charge described in the applicable fund's Prospectus.

      Purchases  made under this  arrangement  qualify for the lower of either the sales  charge  rate in the table  based on the  number  of  members  of an
Association,  or the  sales  charge  rate  that  applies  under  the  Right of
Accumulation  described in the applicable  fund's  Prospectus and Statement of
Additional  Information.  Individuals  who qualify under this  arrangement for reduced  sales  charge  rates as members  of  Associations  also may  purchase shares for their  individual  or  custodial  accounts at these  reduced  sales charge rates, upon request to the Distributor.

      -- Waiver of Class A Sales  Charges  for Certain  Shareholders.  Class A
shares  purchased by the  following  investors  are not subject to any Class A initial or contingent deferred sales charges:
         -  Shareholders  who were  shareholders of the AMA Family of Funds on
            February  28,  1991 and who  acquired  shares of any of the Former
            Quest for Value Funds by merger of a  portfolio  of the AMA Family of Funds.
         -  Shareholders  who  acquired  shares of any Former  Quest for Value
            Fund by merger of any of the portfolios of the Unified Funds.

      --  Waiver  of Class A  Contingent  Deferred  Sales  Charge  in  Certain
Transactions.  The Class A contingent  deferred sales charge will not apply to redemptions  of Class A shares  purchased by the following  investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased  Class A shares from a dealer that is or was not permitted to receive a sales load or  redemption  fee imposed on a shareholder with  whom that  dealer  has a  fiduciary  relationship,  under  the  Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      -- Waivers for  Redemptions of Shares  Purchased Prior to March 6, 1995.
In the following  cases,  the contingent  deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer  fund.
The shares must have been  acquired by the merger of a Former  Quest for Value
Fund into the fund or by exchange from an  Oppenheimer  fund that was a Former
Quest for Value Fund or into which such fund  merged.  Those  shares must have been purchased prior to March 6, 1995 in connection with:
         -  withdrawals  under  an  automatic  withdrawal  plan  holding  only either  Class B or Class C shares if the  annual  withdrawal  does not  exceed  10% of  the  initial  value  of  the  account  value, adjusted annually, and
         -  liquidation of a shareholder's  account if the aggregate net asset value of shares  held in the  account  is less  than the  required minimum value of such accounts.

      -- Waivers  for  Redemptions  of Shares  Purchased  on or After March 6,
1995 but Prior to November 24, 1995. In the following  cases,  the  contingent deferred  sales charge will be waived for  redemptions  of Class A, Class B or
Class C shares of an  Oppenheimer  fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange  from an Oppenheimer  fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged.  Those shares must have been  purchased on or after March 6, 1995, but prior to November 24, 1995:
-     redemptions  following the death or disability of the shareholder(s) (as evidenced  by a  determination  of  total  disability  by the U.S.
            Social Security Administration);
-     withdrawals under an automatic  withdrawal plan (but only for Class B or
            Class C shares) where the annual  withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
         -  liquidation of a shareholder's  account if the aggregate net asset value of shares  held in the  account  is less  than the  required minimum account value.

      A  shareholder's  account  will  be  credited  with  the  amount  of any contingent  deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the  Oppenheimer  fund described in this section if the proceeds  are  invested  in the same  Class of shares in that fund or  another
Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge  Arrangements for Shareholders of Certain  Oppenheimer
Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent  deferred sale charge rates and waivers for Class A and Class B shares  described in the respective  Prospectus (or this Appendix)
of the  following  Oppenheimer  funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are  modified  as  described  below  for  those  Fund  shareholders  who  were shareholders of the following  funds  (referred to as the "Former  Connecticut
Mutual  Funds")  on March 1,  1996,  when  OppenheimerFunds,  Inc.  became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account         Connecticut   Mutual   Total  Return
Account
Connecticut Mutual Government Securities Account      CMIA  LifeSpan   Capital
Appreciation Account
Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      -- Class A Contingent Deferred Sales Charge.  Certain  shareholders of a
Fund and the other  Former  Connecticut  Mutual Funds are entitled to continue to make  additional  purchases of Class A shares at net asset value  without a
Class A initial sales charge,  but subject to the Class A contingent  deferred sales  charge that was in effect  prior to March 18, 1996 (the "prior  Class A
CDSC").  Under the prior  Class A CDSC,  if any of those  shares are  redeemed within one year of purchase,  they will be assessed a 1%  contingent  deferred sales  charge on an amount  equal to the current  market value or the original purchase price of the shares sold,  whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
(1)   persons  whose  purchases  of Class A shares of a Fund and other  Former
           Connecticut  Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct  purchases or  purchases  pursuant to the Fund's policies  on  Combined  Purchases  or Rights of  Accumulation,  who
           still hold those  shares in that Fund or other  Former  Connecticut
           Mutual Funds, and
(2)   persons whose intended  purchases under a Statement of Intention entered into prior to March 18, 1996,  with the former general  distributor of the Former  Connecticut  Mutual Funds to purchase  shares valued at $500,000 or more over a 13-month  period  entitled those persons to purchase  shares at net asset value without being subject to the
           Class A initial sales charge.

      Any of the  Class A shares of a Fund and the  other  Former  Connecticut
Mutual  Funds that were  purchased at net asset value prior to March 18, 1996, remain  subject to the prior  Class A CDSC,  or if any  additional  shares are
purchased  by  those   shareholders  at  net  asset  value  pursuant  to  this
arrangement they will be subject to the prior Class A CDSC.

      -- Class A Sales  Charge  Waivers.  Additional  Class A shares of a Fund may be purchased  without a sales charge, by a person who was in one (or more)
of the  categories  below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(1)   any purchaser,  provided the total initial  amount  invested in the Fund or any one or more of the Former  Connecticut  Mutual Funds totaled
           $500,000  or  more,  including  investments  made  pursuant  to the
           Combined   Purchases,   Statement  of   Intention   and  Rights  of
           Accumulation   features  available  at  the  time  of  the  initial
           purchase  and such  investment  is still held in one or more of the
           Former  Connecticut  Mutual  Funds or a Fund into  which  such Fund merged;
(2)   any  participant  in a qualified  plan,  provided that the total initial amount  invested  by the plan in the Fund or any one or more of the
           Former Connecticut Mutual Funds totaled $500,000 or more;
(3)   Directors  of the  Fund or any one or  more  of the  Former  Connecticut
           Mutual Funds and members of their immediate families;
(4)   employee  benefit  plans  sponsored  by  Connecticut   Mutual  Financial
           Services,  L.L.C.  ("CMFS"),  the prior  distributor  of the Former
           Connecticut Mutual Funds, and its affiliated companies;
(5)   one or more  members of a group of at least 1,000  persons  (and persons who are  retirees  from such group)  engaged in a common  business, profession,  civic or charitable  endeavor or other  activity,  and the spouses and minor dependent children of such persons,  pursuant to a marketing program between CMFS and such group; and
(6)   an  institution  acting as a  fiduciary  on behalf of an  individual  or individuals,  if such  institution was directly  compensated by the individual(s)  for  recommending  the purchase of the shares of the
           Fund or any one or more of the  Former  Connecticut  Mutual  Funds, provided the institution had an agreement with CMFS.

      Purchases  of Class A shares  made  pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former  Connecticut  Mutual Funds described above.

      Additionally,  Class A shares of a Fund may be purchased without a sales charge by any holder of a variable  annuity  contract issued in New York State by Connecticut  Mutual Life Insurance  Company  through the Panorama  Separate
Account which is beyond the applicable  surrender  charge period and which was used to fund a qualified plan, if that holder  exchanges the variable  annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the  Prospectus  and in this Appendix, above, the contingent  deferred sales charge will be waived for redemptions of
Class A and  Class B  shares  of a Fund  and  exchanges  of Class A or Class B shares  of a Fund  into  Class A or  Class B shares  of a  Former  Connecticut
Mutual  Fund  provided  that the  Class A or Class B shares  of the Fund to be redeemed or exchanged  were (i) acquired  prior to March 18, 1996 or (ii) were acquired by exchange from an  Oppenheimer  fund that was a Former  Connecticut
Mutual Fund.  Additionally,  the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)   by the estate of a deceased shareholder;
(2)   upon the disability of a shareholder,  as defined in Section 72(m)(7) of the Internal Revenue Code;
(3)   for   retirement   distributions   (or   loans)   to   participants   or
           beneficiaries  from retirement plans qualified under Sections 401(a)
           or 403(b)(7)of the Code, or from IRAs,  deferred  compensation plans created  under Section 457 of the Code,  or other  employee  benefit plans;
(4)   as  tax-free  returns  of excess  contributions  to such  retirement  or employee benefit plans;
(5)   in  whole or in part,  in  connection  with  shares  sold to any  state, county, or city, or any instrumentality,  department, authority, or agency  thereof,  that is prohibited by applicable  investment laws from paying a sales charge or  concession  in  connection  with the
           purchase  of  shares  of  any  registered   investment   management
           company;
(6)   in  connection  with  the  redemption  of  shares  of the  Fund due to a combination with another  investment  company by virtue of a merger, acquisition or similar reorganization transaction;
(7)   in  connection  with  the  Fund's  right  to  involuntarily   redeem  or
           liquidate the Fund;
(8)   in connection  with automatic  redemptions of Class A shares and Class B
           shares  in  certain   retirement  plan  accounts   pursuant  to  an
           Automatic  Withdrawal  Plan but  limited to no more than 12% of the original value annually; or
(9)   as  involuntary  redemptions  of shares by  operation  of law,  or under procedures set forth in the Fund's  Articles of  Incorporation,  or as adopted by the Board of Directors of the Fund.

VI. Special  Reduced Sales Charge for Former  Shareholders  of Advance America
Funds, Inc.

Shareholders of Oppenheimer  Municipal Bond Fund,  Oppenheimer U.S. Government
Trust,  Oppenheimer  Strategic Income Fund and Oppenheimer Capital Income Fund
who  acquired  (and  still  hold)  shares  of those  funds as a result  of the
reorganization   of  series  of  Advance   America  Funds,   Inc.  into  those
Oppenheimer  funds on October 18, 1991, and who held shares of Advance America
Funds,  Inc.  on March 30,  1990,  may  purchase  Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.  Sales  Charge  Waivers  on  Purchases  of Class M Shares of  Oppenheimer
Convertible Securities Fund

Oppenheimer  Convertible  Securities  Fund  (referred to as the "Fund" in this section) may sell Class M shares at net asset value  without any initial sales charge to the classes of investors  listed below who, prior to March 11, 1996, owned  shares  of the  Fund's  then-existing  Class A and  were  permitted  to purchase those shares at net asset value without sales charge:
-     the Manager and its affiliates,
-     present or former  officers,  directors,  trustees  and  employees  (and their  "immediate  families"  as defined in the Fund's  Statement  of
         Additional  Information) of the Fund, the Manager and its affiliates, and  retirement  plans  established  by them or the prior  investment advisor of the Fund for their employees,
-     registered  management  investment  companies  or  separate  accounts of insurance  companies  that had an  agreement  with the  Fund's  prior investment advisor or distributor for that purpose,
-     dealers or brokers that have a sales agreement with the Distributor,  if they purchase  shares for their own accounts or for retirement  plans for their employees,
-     employees and registered  representatives (and their spouses) of dealers
         or  brokers   described  in  the   preceding   section  or  financial
         institutions  that have  entered into sales  arrangements  with those dealers  or  brokers  (and  whose  identity  is  made  known  to  the
         Distributor)  or with  the  Distributor,  but  only if the  purchaser certifies  to the  Distributor  at the  time  of  purchase  that  the purchaser meets these qualifications,
-     dealers,  brokers,  or registered  investment  advisors that had entered into an agreement with the  Distributor  or the prior  distributor of the Fund specifically  providing for the use of Class M shares of the
         Fund  in  specific   investment  products  made  available  to  their
         clients, and
-     dealers,  brokers or  registered  investment  advisors  that had entered into an agreement with the  Distributor  or prior  distributor of the
         Fund's  shares  to  sell  shares  to  defined  contribution  employee retirement plans for which the dealer,  broker, or investment advisor provides administrative services.

Oppenheimer Special Value Fund
(formerly Oppenheimer Mid Cap Value Fund)

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Accountants
      KPMG LLP
      707 Seventeenth Street
      Suite 2300
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown & Platt
      1675 Broadway
      New York, New York 10019-5820
890

PX0595.001.0401

--------
1. The interfund lending program is subject to approval by the Securities and
Exchange Commission. The Fund will not engage in interfund lending until such approval has been granted.
1 Ms.  Macaskill is not a Director of Oppenheimer  Money Market Fund, Inc. Mr.
Griffiths is not a director of Oppenheimer  Money Market Fund,  Inc. nor is he a trustee of Oppenheimer Discovery Fund
2. In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
3 Certain  waivers  also  apply to Class M shares of  Oppenheimer  Convertible
Securities Fund.
4   In   the   case   of   Oppenheimer    Senior   Floating   Rate   Fund,   a
continuously-offered  closed-end fund, references to contingent deferred sales
charges  mean  the  Fund's  Early   Withdrawal   Charges  and   references  to
"redemptions" mean "repurchases" of shares.
5 An "employee benefit plan" means any plan or arrangement,  whether or not it is "qualified"  under the Internal Revenue Code, under which Class N shares of
an  Oppenheimer   fund  or  funds  are  purchased  by  a  fiduciary  or  other administrator  for the account of  participants  who are employees of a single employer or of affiliated employers.  These may include, for example,  medical savings accounts,  payroll deduction plans or similar plans. The fund accounts must be registered in the name of the  fiduciary or  administrator  purchasing the shares for the benefit of participants in the plan.
6 The term  "Group  Retirement  Plan"  means any  qualified  or  non-qualified retirement  plan  for  employees  of a  corporation  or  sole  proprietorship, members and  employees of a  partnership  or  association  or other  organized group of persons  (the  members of which may  include  other  groups),  if the group has made special  arrangements  with the  Distributor and all members of the group  participating  in (or who are eligible to participate  in) the plan purchase  Class N shares  of an  Oppenheimer  fund or funds  through  a single investment  dealer,  broker or other financial  institution  designated by the group.  Such plans  include 457 plans,  SEP-IRAs,  SARSEPs,  SIMPLE  plans and
403(b)  plans other than plans for public  school  employees.  The term "Group
Retirement Plan" also includes  qualified  retirement plans and  non-qualified deferred  compensation  plans  and IRAs  that  purchase  Class N shares  of an
Oppenheimer fund or funds through a single investment dealer,  broker or other financial  institution that has made special arrangements with the Distributor enabling  those  plans to  purchase  Class N shares  at net  asset  value  but subject to the Class N contingent deferred sales charge.
7 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement
Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
8 This provision does not apply to IRAs.
9 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
10 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
11 This provision does not apply to IRAs.
12 This provision does not apply to loans from 403(b)(7) custodial plans.
13 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.